SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                     Coastal Caribbean Oils & Minerals, Ltd.
 ................................................................................
                (Name of Registrant as Specified In Its Charter)


 ................................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1)  Title of each class of securities to which transaction applies:


      ..........................................................................
      2)  Aggregate number of securities to which transaction applies:


      ..........................................................................
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


      ..........................................................................
      4)  Proposed maximum aggregate value of transaction:


      ..........................................................................
      5)  Total fee paid:


      ..........................................................................
[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)  Amount Previously Paid:


      ..........................................................................
      2)  Form, Schedule or Registration Statement No.:


      ..........................................................................
      3)  Filing Party:


      ..........................................................................
      4)  Date Filed:


      ..........................................................................

                     Annual General Meeting of Shareholders
                                  June 23, 1997

Dear Shareholder:

         It's a pleasure for us to extend to you a cordial invitation to attend the 1997 Annual General Meeting of Shareholders of Coastal Caribbean Oils & Minerals, Ltd. at the offices of Conyers, Dill & Pearman, Clarendon House, Church Street, Hamilton, Bermuda on Monday, June 23, 1997 at 11:00 A.M.

         While we are aware that most of our shareholders are unable personally to attend the Annual Meeting, proxies are solicited so that each shareholder has an opportunity to vote on all matters that are scheduled to come before the meeting. Whether or not you plan to attend, please take a few minutes now to vote, sign, date and return your proxy in the enclosed postage-paid envelope. Regardless of the number of shares you own, your vote is important.

         Besides helping us conduct business at the annual meeting, there is another reason for you to return your proxy vote card. Under the abandoned property law of some states, a shareholder may be considered "missing" if that stockholder has failed to communicate with us in writing. The return of your proxy vote card qualifies as written communication with us.

         The Notice of Annual General Meeting and Proxy Statement accompanying this letter describe the business to be acted on at the meeting.

         As in the past, members of management will review with you the Company's results and will be available to respond to questions during the meeting. For those of you who will not be able to attend, your Annual Report contains current information on the status of the Florida litigation and related matters.

         We look forward to seeing you at the meeting.

                                                     Sincerely,



                                                     Benjamin W. Heath
May 13, 1997                                         President

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.
                         Clarendon House, Church Street
                                Hamilton, Bermuda
                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
                                  June 23, 1997

         NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders of COASTAL CARIBBEAN OILS & MINERALS, LTD. (the "Company") will be held on Monday, June 23, 1997, at 11:00 A.M., local time, at the offices of Conyers, Dill & Pearman, Clarendon House, Church Street, Hamilton, Bermuda, for the following purposes:

         To receive the report of the independent auditors and the financial statements for the year ended December 31, 1996 and to vote on the following:

         1.  To elect five members of the Board of Directors;
         2. To ratify the appointment of independent auditors of the Company for the year ending December 31, 1997 and to authorize the Board of Directors to fix the remuneration of such auditors;
         3. To consider and act upon a proposal to amend and restate the Bye-laws of the Company;
         4. To consider and act upon a proposal to increase the authorized shares of common stock of the Company, par value $.12 per share, from 100,000,000 shares currently authorized to 250,000,000 shares;
         5. To consider and act upon a proposal to authorize 10,000,000 shares of preferred stock of the Company;
         6. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         This notice and proxy statement and the enclosed form of proxy are being sent to shareholders of record as of May 5, 1997 to enable such holders to state their instructions with respect to the voting of their shares. Proxies should be returned to the American Stock Transfer & Trust Company, 40 Wall Street, 46th Floor, New York, N.Y. 10005 in the reply envelope enclosed.

                                          By order of the Board of Directors,



                                          James R. Joyce
                                          Assistant Secretary

Dated:  May 13, 1997
--------------------------------------------------------------------------------
                                RETURN OF PROXIES

      SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE ANNUAL GENERAL MEETING ARE URGED TO VOTE BY PROMPTLY SIGNING, DATING, AND RETURNING THE ACCOMPANYING PROXY IN THE REPLY ENVELOPE PROVIDED.
--------------------------------------------------------------------------------

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.
                         Clarendon House, Church Street
                                Hamilton, Bermuda
                                 ---------------

                                 PROXY STATEMENT
                                 ---------------

                               GENERAL INFORMATION

         This proxy statement is furnished to the shareholders of Coastal Caribbean Oils & Minerals, Ltd., a Bermuda company (the "Company"), in connection with the solicitation of proxies on behalf of the Board of Directors for use at the 1997 Annual General Meeting of Shareholders to be held at the offices of Conyers, Dill & Pearman, Clarendon House, Church Street, Hamilton, Bermuda, on Monday, June 23, 1997 at 11:00 A.M., local time, and at any adjournments or postponements thereof. The notice of meeting, proxy statement and proxy are being mailed on or about May 5, 1997. A proxy may be revoked at any time before it is voted by (1) so notifying the Company in writing; (2) signing and dating a new and different proxy card; or (3) voting your shares in person or by your duly appointed agent at the meeting.

         The Company expects to solicit proxies primarily by mail. To the extent necessary to assure sufficient representation of shares at the meeting, proxies may be solicited by telephone and in person. The Company will request brokers, banks and other nominees to forward copies of proxy material to beneficial owners or other persons for whom they hold common stock and to obtain authority for the execution and delivery of proxies. In addition, the Company has retained Morrow & Co. Inc., to assist in the distribution and solicitation of proxy materials for an estimated fee of $6,500 plus out-of-pocket expenses. The only other expenses anticipated are the ordinary expenses incurred in connection with the preparation, assembling, mailing and other distribution of the material. All costs of the solicitation will be borne by the Company.

         The record date for the determination of shareholders entitled to notice of and to vote at the meeting has been fixed by the Board of Directors as the close of business on May 5, 1997. On that date there were 40,056,358 shares of common stock outstanding, which were held by approximately 13,400 shareholders of record. The holders of twenty-five percent of the total number of shares entitled to be voted at the meeting, present in person or by proxy, shall constitute a quorum for the transaction of business. Each outstanding share is entitled to one vote at the meeting. Abstentions and broker votes will be counted neither as votes in favor of nor as votes opposed to any proposition brought before the meeting.

         Bye-Law No. 21 of the Company provides as follows:

                  Any matters to be voted upon at any meeting of Shareholders must be approved, not only by a majority of the shares voted at such meeting, but also by a majority in number of the Shareholders present in person or by proxy and entitled to vote thereon. When shares are held by members or Shareholders of another company, association or similar entity and such persons act in concert, or when shares are held by or for a group of Shareholders whose members act in concert by virtue of any contract, agreement or understanding, such persons shall be deemed to be one Shareholder for the purpose of this Bye-law. In the case of the election of Directors, if no candidate for one or more directorships receives both such majorities, and any vacancies remain to be filled, each person who receives the majority in number of the Shareholders present in person or by proxy and voting thereon shall be elected to fill such vacancies by virtue of having received such majority.

         The Company will determine whether shareholders have acted in concert, depending on the circumstances and the evidence, if any, that shareholders were in fact so acting and should therefore be treated as one shareholder. The Company may require brokers, banks and other nominees holding shares for beneficial owners to furnish information with respect to such beneficial owners for the purpose of applying this provision. The proxy delivered with this proxy statement includes a representation that the person signing the proxy is not acting in concert as described above.

         Pages 24 to 41 of the Company's 1996 Annual Report on Form 10-K are incorporated herein by reference. The Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1997 is also incorporated herein by reference.

         SHAREHOLDERS MAY OBTAIN WITHOUT CHARGE A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-K FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UPON WRITTEN REQUEST TO COASTAL CARIBBEAN OILS & MINERALS, LTD., C/O G&O'D INC, 149 DURHAM ROAD, OAK PARK - UNIT 31, MADISON, CONNECTICUT 06443.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

Nominees

         In accordance with the Company's Bye-laws, five directors are to be elected at this Annual Meeting of Shareholders. If the proposed amendment to the Company's Bye-laws providing for the classification of the Board of Directors is adopted by shareholders, the five directors would be elected for staggered terms of one, two or three years. One director would be elected for a one-year term expiring at the 1998 Annual Meeting of Shareholders, two directors would be elected for two-year terms expiring at the 1999 Annual Meeting of Shareholders, and two directors would be elected for three-year terms expiring at the 2000 Annual Meeting of Shareholders, and in each case until their respective successors shall have been elected and duly qualified. If the proposed amendment to the Company's Bye-laws is not adopted by shareholders, all five directors would be elected for terms of one year and until their respective successors shall have been elected and qualified.

         All nominees are currently directors of the Company. The persons named in the accompanying proxy will vote all properly executed proxies for the election of the persons named in the following table unless authority to vote for one or more of the nominees is withheld.

                           MANAGEMENT RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES.


                                                 Other Offices Held
                                Director            With Company                        Age and Business Experience
           Name                  Since                                                    for the past Five Years*

CLASS I NOMINEES FOR TERMS TO EXPIRE AT THE 1998 ANNUAL MEETING

Nicholas B. Dill                  1997                                  Mr.  Nicholas  B. Dill was  elected a director  on  April 7,
                                                                        1997 to complete the unexpired term of C. Dean  Reasoner who resigned  on March  20,  1997.  Mr.  Dill is a member of the law firm of Conyers, Dill & Pearman, Hamilton,  Bermuda, the
                                                                        Company's Bermuda counsel.  Age sixty-four.

CLASS II NOMINEES FOR TERMS TO EXPIRE AT THE 1999 ANNUAL MEETING

Benjamin W. Heath                 1962               President          Mr.  Heath is Chairman  and a director of Coastal  Petroleum
                                                                        Company ("Coastal Petroleum"),  the Company's subsidiary,  a
                                                                        director  of   Magellan   Petroleum   Corporation   ("MPC"),
                                                                        Chairman  and a director  of  Magellan  Petroleum  Australia
                                                                        Limited ("MPAL"),  a majority owned subsidiary of MPC, and a
                                                                        director  of  Canada   Southern   Petroleum  Ltd.   ("Canada
                                                                        Southern").  Age eighty-two.

Phillip W. Ware                   1985             Vice President       Mr.  Ware,  a  geologist,  has  been  President  of  Coastal
                                                                        Petroleum  since  April  1985.  He is  also  a  director  of
                                                                        Coastal Petroleum.  Age forty-seven.

CLASS III NOMINEES FOR TERMS TO EXPIRE AT THE 2000 ANNUAL MEETING

Charles T. Collis                 1987               Secretary          Mr.  Collis is a member of the law firm of  Conyers,  Dill &
                                                         **             Pearman,  Hamilton,  Bermuda, the Company's Bermuda counsel.
                                                                        Age sixty-four.

John D. Monroe                    1981                   **             Mr.  Monroe  is  a  real  estate  broker  and  was  formerly
                                                                        President of Monroe-Buman  Real Estate,  Inc., a real estate
                                                                        brokerage   and   development   firm  in  Naples,   Florida.
                                                                        Mr. Monroe  is also a  director  of Coastal  Petroleum.  Age seventy.
-------------------------
*        All of the  named  companies  are  engaged  in  oil,  gas,  or  mineral
         exploration   and/or  development  except  where  noted.  The  business
         experience  described  for each  director  above  covers  the past five years.
**       Member of Audit Committee.

         The Company is not aware of any arrangements or understandings between any of the individuals named above and any other person pursuant to which any of the individuals named above was selected as a director and/or executive officer. The Company is not aware of any family relationship among the officers and directors of the Company or its subsidiary.

Board of Directors; Committees; Attendance

         The directors of the Company are currently elected to one-year terms at the Annual Meeting of Shareholders of the Company. If Proposal No. 3 to amend and restate the Company's Bye-laws is approved, the directors will be elected to one, two or three year terms as described under Proposal No. 3. All officers of the Company are elected annually and serve at the pleasure of the Board of Directors.

         The principal functions of the Audit Committee are: (1) to recommend the particular persons or firm to be employed by the Company as its independent auditors; (2) to consult with the persons or firm so chosen to be the independent auditors with regard to the plan of audit; (3) to review, in consultation with the independent auditors, their report of audit, or proposed report of audit, and the accompanying management letter, if any; and (4) to consult with the independent auditors (periodically, as appropriate, out of the presence of management) with regard to the adequacy of internal controls. During 1996, the Audit Committee, which was comprised of Messrs. Collis and Monroe, met twice.

         The Company does not presently have standing nominating or compensation committees of the Board of Directors. The functions that would be performed by such committees are performed by the Board of Directors.

         There were six meetings of the Board of Directors of the Company held during 1996. None of the directors attended less than seventy-five percent of the aggregate number of meetings of the Board of Directors and the committees on which they served.

            ADDITIONAL INFORMATION CONCERNING DIRECTORS AND OFFICERS

Executive Compensation

         The following table sets forth certain summary information concerning the compensation of Mr. Benjamin W. Heath, President and Chief Executive Officer of the Company. No executive officers of the Company earned in excess of $100,000 during fiscal year 1996.


------------------------------------------------------------------------------------------------------------------------------------
                                                              Summary Compensation Table
------------------------------------------------------------------------------------------------------------------------------------

                                                        Annual Compensation                  Long Term
                                                                                                                      All Other
                    Name and                                                          Compensation                  Compensation
               Principal Position                    Year                Salary ($)           Award                    ($) (1)

                                                                                     Options/SARs(#)
---------------------------------------- -------------------- --------------------- ------------------ -----------------------------
         Benjamin W. Heath, President                1996                40,000                 -                  12,000
         and Chief Executive Officer                 1995                40,000               60,000               12,000
                                                     1994                26,250                 -                   9,937
---------------------------------------- -------------------- --------------------- ------------------ -----------------------------

 (1)     Reimbursement  for office expense $6,000 in 1996,  1995 and 1994.  Payment to SEP-IRA  pension plan $6,000 in 1996,  $6,000 in 1995, and $3,937 in 1994.


Compensation of Directors

         John D. Monroe received a director's fee of $15,000 for the year 1996. Mr. Monroe is the only director who is paid directors' fees.

Compensation Committee Interlocks and Insider Participation

         The entire board of directors constitutes the compensation committee. Benjamin W. Heath and Phillip W. Ware are directors and the Presidents, respectively, of Coastal Caribbean and Coastal Petroleum. Mr. C. Dean Reasoner, a director until his esignation on March 20, 1997, is a partner in the law firm of Reasoner, Davis & Fox which was paid $102,000 for legal services rendered in 1996.

         Mr. Heath also serves as a director of MPC, MPAL and Canada Southern Petroleum Ltd. ("CSP"). Mr. Heath is also Chairman of MPAL. During 1996, the law firm of Reasoner, Davis & Fox also rendered services to MPC and CSP. Mr. Reasoner also resigned as a director of MPC, MPAL and CSP during March 1997.

Compensation Committee Report on Executive Compensation

         The Compensation Committee, consisting of the entire board of directors (other than C. Dean Reasoner, who resigned on March 20, 1997), submits the following report for 1996.

         The Board of Directors does not maintain specific compensation policies applicable to the Company's executive officers, and the Board has established no specific relationship between corporate performance and executive compensation. Compensation has been determined based on the skills, experience and leadership executive officers have brought to the performance of their duties, and on their ability to protect, defend and pursue the Company's ability to realize value on the Company's exploration leases.

         Charles T. M. Collis
         Benjamin W. Heath
         John D. Monroe
         Phillip W. Ware

Tax Deductibility of Compensation

         Because it is not likely that compensation to any executive will exceed $1 million, and because the Company is a Bermuda corporation not subject to the tax laws of the United States, the Company does not expect that it will be required to comply with the Omnibus Reconciliation Act of 1993 regarding executive compensation.

Stock Options

         The following table provides information about stock options exercised during fiscal 1996.



  ==================================================================================================================================
                            Aggregated Option/SAR Exercises in 1996 and December 31, 1996 Option/SAR Values
  ==================================================================================================================================
-------------------------  --------------------  ----------------  --------------------------------  ===============================
                                                                                                          Value of Unexercised
                                 Shares                                 Number of Unexercised                 In-The-Money
                                Acquired              Value                 Options/SARs                      Options/SARs
                             On Exercise (#)      Realized ($)          at December 31, 1996            at December 31, 1996 ($)
-------------------------  --------------------  ----------------  --------------------------------  ===============================
-------------------------  --------------------  ----------------  --------------  ----------------  --------------  ===============
           Name                                                     Exercisable     Unexercisable     Exercisable    Unexercisable
-------------------------  --------------------  ----------------  --------------  ----------------  --------------  ===============
-------------------------  --------------------  ----------------  --------------  ----------------  --------------  ===============

Benjamin W. Heath                  -0-                 -0-            72,000              -             171,000            -
-------------------------  --------------------  ----------------  --------------  ----------------  --------------  ===============

                                PERFORMANCE GRAPH

         The graph below compares the cumulative total returns, including reinvestment of dividends, if applicable, of Company Stock with the companies in the NASDAQ Index and an Industry Group Index (Media General's Oil, Natural Gas Production Industry Group).

         The chart displayed below is presented in accordance with SEC requirements. Shareholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

                       1991      1992       1993       1994      1995      1996

Coastal Caribbean     100.00    104.55      59.10     118.18    190.91    509.09
NASDAQ Stock Index    100.00     97.98     117.34     131.76    139.98    176.14
Industry Group        100.00    100.98     121.13     127.17    164.96    204.98

Certain Business Relationships

Reasoner, Davis & Fox

         During 1996, the Company retained the law firm of Reasoner, Davis & Fox, of which Mr. C. Dean Reasoner, a director of the Company until his resignation on March 20, 1997, is a partner. Fees for legal services rendered to the Company by Reasoner, Davis & Fox amounted to $102,000 for the year 1996. In addition, Reasoner, Davis & Fox is entitled to contingent fees payable in connection with Coastal Petroleum's litigation against the State of Florida of
2.0 percent of any net recovery from execution on or satisfaction of judgment or from settlement of this lawsuit.

G&O'D INC

         During the year 1996, $169,632 was paid or accrued for accounting and administrative services, office facilities and support staff provided to the Company by G&O'D INC, a firm that is owned by Mr. James R. Joyce, Treasurer and Assistant Secretary. The services rendered by G&O'D INC to the Company include the following: preparation and filing of all reports required by Federal and State governments, preparations of reports and registration statements required under the Federal securities laws; preparation and filing of interim, special and annual reports to shareholders; maintaining corporate ledgers and records; furnishing office facilities and record retention. G&O'D is also responsible for the investment of the Company's available funds and other banking relations and securing adequate insurance to protect the Company. G&O'D is responsible for the preparation and maintenance of all the minutes of any directors' and shareholders' meetings, arranging all meetings of directors and shareholders, coordinating the activities and services of all companies and firms rendering services to the Company, responding to stockholder inquiries, and such other services as may be requested by the Company. G&O'D maintains and provides current information about the Company's activities so that the directors of the Company may keep themselves informed as to the Company's activities. G&O'D's fees are based on the time spent in performing these services to the Company.

Royalty Interests

         The State of Florida oil, gas and mineral leases held by Coastal Petroleum on approximately 3,700,000 acres of submerged lands along the Gulf Coast and certain inland lakes and rivers are subject to certain overriding royalties aggregating 1/16th as to oil, gas and sulphur, and 13/600ths as to minerals other than oil, gas and sulphur. Of the overriding royalties as to oil, gas and sulphur, a 1/90th overriding royalty, and of the overriding royalties on minerals other than oil, gas and sulphur, a 1/60th overriding royalty, is held by Johnson & Company, a Connecticut partnership which is used as a nominee by the members of the family of the late William F. Buckley. A trust, in which Mr. Heath has a 54.4% beneficial interest, and C. Dean Reasoner (a director until his resignation on March 20, 1997) have beneficial interests in such royalty interest held by Johnson & Company. No payments have been made to Johnson & Company (or to the beneficial owners of such royalty interests) in more than thirty years.

         In 1990, Coastal Petroleum granted to officers 3.4% of any net recovery from execution on or satisfaction of judgment or from settlement of the lawsuit against the State of Florida as follows:

                                                       Relationship to
                               Percent of              Coastal Petroleum
    Name                      Net Recovery             at Date of Grant

    Benjamin W. Heath             1.25             Chairman of Board
    Phillip W. Ware               1.25             President
    Arthur B. O'Donnell           0.30             Vice President and Treasurer
    James R. Joyce                0.30             Assistant Treasurer
    James J. Gaughran             0.30             Secretary

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as to the number of shares of the Company's Stock owned beneficially by each person who is known to be the beneficial owner of more than 5% of the outstanding shares of common stock of the Company.

Name and address of                 Amount and nature
    beneficial owner             of beneficial ownership        Percent of class
                               Shares held   Shares subject
                                 directly       to option

Leon S. Gross                    4,190,031          -               10.46
3900 Ford Road
Philadelphia, PA   19131

Lykes Minerals Corp.                 -         7,800,000*           16.3**
111 East Madison Street
P.O. Box 1690
Tampa, FL   33601
---------------

* At April 22, 1997, Lykes Minerals Corp. had purchased a total of 78 shares of Coastal Petroleum which are convertible into 7,800,000 shares of the Company.

** Assumes all outstanding options are exercised to acquire shares of the Company.

         The following table sets forth information as to the number of shares of the Company's common stock owned beneficially at April 22, 1997 by each director of the Company and by all directors and executive officers as a group:

                                           Amount and Nature of
      Name of                              Beneficial Ownership
     Individual                         Shares held                   Percent of
      or Group                           directly        Options         Class

Charles T. Collis                          17,758         60,000           *
Nicholas B. Dill                                -              -           *
Benjamin W. Heath                          20,000         72,000           *
John D. Monroe                                400         60,000           *
Phillip W. Ware                             3,791        120,000           *
Directors and executive officers
  as a group (a total of 6 persons)        52,034        362,000         1.2%
---------------
*   Less than 1%.

                                 PROPOSAL NO. 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The  Board  of  Directors  has  appointed  Ernst  &  Young   LLP as the
Company's independent auditors for the year ending December 31, 1997. Representatives of Ernst & Young, LLP are not expected to be present at the meeting. The proxy permits voting for or against, or abstaining from voting for, the ratification of the appointment of auditors. Unless otherwise indicated, the shares will be voted in favor of ratifying the appointment of Ernst & Young LLP and to authorize the Board of Directors to fix the remuneration of such auditors.

                MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL NO. 2.

                                 PROPOSAL NO. 3

            AMENDMENT AND RESTATEMENT OF THE BYE-LAWS OF THE COMPANY

         The Board of Directors has approved the adoption of revised Company Bye-laws (the "Proposed Bye-laws"). The existing Bye-laws have not been amended for many years. The Proposed Bye-laws are intended to reflect current corporate practice under the Bermuda Companies Act of 1981 (the "Companies Act") and contain certain anti-takeover provisions ("Anti-takeover Provisions") that are meant to further continuity and stability in the leadership and policies of the Company and to discourage certain types of tactics which could involve actual or threatened changes of control that management believes may not be in the best interests of the shareholders. Accordingly, shareholders are asked to approve Proposal 3 set forth in Exhibit A to this proxy statement at the Annual General Meeting of Shareholders. The Company's current Bye-laws require that Proposal 3 be adopted by (1) a majority of shares voted at the Annual General Meeting and
(2) a majority in number of the shareholders present in person or by proxy and entitled to vote.

         The following discussion of the Proposed Bye-laws is qualified in its entirety by the full text of the Proposed Bye-laws set forth in Exhibit A and shareholders are encouraged to read the Proposed Bye-laws carefully.

Anti-Takeover Provisions

         There has been a growing trend toward the accumulation of substantial stock positions in public companies by third parties as a prelude to proposing a takeover, restructuring or sale of all or part of the company, or other similar extraordinary corporate action. Such actions are often undertaken by a third party without advance notice to or consultation with the company's board of directors. In many cases, such third party seeks representation on the company's board in order to increase the likelihood that its proposal will be implemented by the company. If the company resists its efforts to obtain board representation, the purchaser may commence a proxy contest to have its nominees elected to the board in place of certain directors or the entire board. In some cases, the purchaser may not be interested in taking over the company, but uses the threat of a proxy fight and/or a bid to take over the company as a means of pressuring the company to repurchase its equity position at a substantial premium over market price, so-called "greenmail." In such event, the company faces the risk that, if it does not do so, its business and management will be disrupted, perhaps irreparably.

         Advantages and Disadvantages. The Anti-takeover Provisions contained in the Proposed Bye-laws have both advantages and disadvantages to shareholders. The Anti-takeover Provisions cannot, and are not intended to, prevent a purchase of all or a majority of the equity securities of the Company, nor are they intended to deter bids for such securities. Rather, the Board of Directors believes that the Anti-takeover Provisions will discourage disruptive tactics and encourage persons who may seek to acquire control of the Company to initiate such an acquisition through negotiations with the Board of Directors. The Board of Directors believes that it will therefore be in a better position to protect the interests of all the shareholders. Furthermore, the shareholders of the Company will have a more meaningful opportunity to evaluate any such action.

         Although the Anti-takeover Provisions are intended to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arm's length negotiations with the Board of Directors, the overall effect of the Anti-takeover Provisions may be to discourage a third party from making a tender offer for a portion or all of the Company's common stock, hostile or otherwise (including an offer at a substantial premium over the then prevailing market value of the Company's equity securities), or otherwise attempting to obtain a substantial position in the equity securities of the Company in order to commence a proxy contest or engage in other takeover-related action, even though some or a majority of the Company's shareholders might believe such actions to be beneficial.

         To the extent any potential acquirers are deterred by the Anti-takeover Provisions, they may have the effect of preserving the incumbent management in office. The Anti-takeover Provisions may also serve to benefit incumbent management by making it more difficult to remove management even when the only reason for the proposed change of control or the shareholder action may be the unsatisfactory performance of the present directors. In addition, since the Anti-takeover Provisions are in part designed to discourage accumulations of large blocks of the Company's stock by purchasers whose objective is to have such stock repurchased by the Company at a premium, their adoption could tend to reduce the temporary fluctuations in the market price of such stock that are caused by such accumulations. Accordingly, shareholders could be deprived of certain opportunities to sell their shares at a temporarily higher market price.

         Takeovers or changes in the board of directors of a company that are proposed and effected without prior consultation and negotiation with the company are not necessarily detrimental to the Company and its shareholders. However, the Board of Directors feels that the benefits of seeking to protect the ability of the Company to negotiate effectively, through directors who have previously been elected by the shareholders as a whole and are familiar with the Company, outweigh any disadvantage of discouraging such unsolicited proposals.

Existing Anti-takeover Provisions

         Except as described below, the Company's current Bye-laws do not contain any provisions intended by the Company to have, or to the knowledge of the Board of Directors have, any anti-takeover effect.

         Dual Voting. Section 21 of the Company's current Bye-laws require that any matter to be voted upon at any meeting of shareholders must be approved, not only by a majority of the shares at such meeting, but also by a majority of the shareholders present in person or by proxy and entitled to vote thereon ("Dual Voting"). To illustrate the operation of Section 21 by example, if the Company had three shareholders and 100 shares of its common stock outstanding, 70 shares of which were held by a single shareholder, that majority shareholder could vote his shares for a merger proposal and such proposal would be defeated, if the other two minority shareholders vote their shares against it. The effect of Dual Voting is that a person seeking control of the Company's common stock cannot necessarily control the vote at shareholders' meetings by acquiring a majority of the Company's common stock because each proposal voted upon, including the election of directors, requires the vote of a majority of the shareholders voting. A majority of the shareholders voting may not constitute a majority of the shares outstanding or voting and thus a minority of the shares voting could have a veto power over certain proposals brought for shareholder consideration. This concept is continued in the Proposed Bye-laws and provides that whenever a matter is voted upon, in order for the matter to be approved, it must receive the requisite percentage vote of both shares and shareholders.

Description of Proposed Anti-takeover Provisions

         The proposed Anti-takeover Provisions would in general: (i) provide for a classified Board of Directors, (ii) provide that shareholders may remove members of the Board of Directors for cause only, (iii) provide for advance notice of business to be brought before a shareholders' meeting, (iv) provide for advance notice of shareholder nominees to the Board of Directors;
(v) provide for a supermajority shareholder vote to approve a business combination; and (vi) provide the Board authority to issue stock and adopt a shareholder rights plan. The effect of each proposed Anti-takeover Provision is further described below.

         Classiflcation of Directors to Serve for Staggered Terms. The Company's current Bye-laws provide that all directors are to be elected to the Company's Board of Directors annually for a term of one year. Section 81 of the Proposed Bye-laws provides for a classified Board of Directors. A classified Board of Directors divides the directors into several "classes" serving staggered terms. The Company currently has five directors. All five directors are being nominated for election at the Annual General Meeting. If this Proposal is adopted by the shareholders, the director positions will be divided into three classes, one director position constituting a single class and the four other director positions divided into two classes of two directors. One director will be nominated for election to a term of one year ending at the 1998 Annual General Meeting and the terms of the other two classes of directors will expire at the 1999 Annual General Meeting of shareholders and the 2000 Annual General Meeting of shareholders, respectively. After the interim arrangement described in the previous sentence, each director will serve for three years, with one class elected every year.

         The classification of directors will have the effect of making it more difficult to change the composition of the Board of Directors. Two shareholder meetings, instead of one, will be required to effect a change in the majority control of the Board, except in the event of vacancies resulting from removal in which case the remaining directors will fill the vacancies so created (see "Removal of Directors" below). The longer time required to elect a majority of a classified Board will help to assure continuity and stability of the Company's management and policies, since a majority of the directors at any given time will have prior experiences as directors of the Company. The classification provision will apply to every election of directors, however, whether or not a change in the Board would be beneficial to the Company and its shareholders and whether or not a majority of the Company's shareholders believe such a change would be desirable.

         Removal of Directors. Section 81 of the Proposed Bye-laws provides that shareholders may remove a member of the Board of Directors only for cause. "Cause" is defined as either (i) conviction of the Director on indictment of an indictable offense involving the management of the Company or (ii) persistent breach of the Companies Act. Section 82 provides that at any general meeting, no more than one-third of the Directors may be removed. The Board of Directors shall have the power to fill a vacancy on the Board and any director so appointed shall hold office for the duration of the term of the directorship. These provisions are intended to allow the Board of Directors to protect the interests of the shareholders in the face of a hostile tender offer without fear of abrupt removal by a potential acquirer.

         Notice  of  Business  to be  Brought  Before a  Shareholders'  Meeting.
Section 61 of the Proposed Bye-laws provides that only business that has been properly brought before a special general meeting or annual general meeting of the shareholders may be conducted at that meeting. To be properly brought before a special or annual general meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a shareholder.

         For business to be properly brought before a special or annual general meeting by a shareholder, the shareholder must give timely notice to the Secretary of the Company. To be timely, a shareholder's notice must be received at the principal executive offices of the Company not less than ninety (90) days before the anniversary date of the previous annual meeting of shareholders. To be timely for a special meeting, a shareholder's notice must be received at the principal executive offices of the Company not less than ninety (90) days before the meeting date.

         A shareholder's notice must set forth as to each matter the shareholder proposes to bring before the special or annual general meeting (a) a brief description of the business being brought before the meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company's books, of the shareholders intending to propose such business, (c) the class and number of shares of the Company which are beneficially owned by the shareholder, (d) a representation that the shareholder is a holder of record of common stock of the Company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to present such business, and (e) any material interest of the shareholder in such business.

         Section 61 provides an orderly procedure for the notification of the Board of Directors of business which is to be presented at shareholders' meetings. This will enable the Board of Directors to plan such meetings and also, to the extent it deems it necessary or desirable, to inform the shareholders, prior to the meeting, of any new business that will be presented at the meeting. The Board will also be able to make a recommendation or statement of its position so as to enable shareholders to better determine whether they desire to attend the meeting or grant a proxy to the Board of Directors as to the disposition of any such business. Section 61 may limit the ability of shareholders to initiate discussion at a shareholder's meeting. It will also preclude the conducting of business at a particular meeting, if the proper notice procedures have not been followed.

         Notice of Shareholder Nominees to the Board of Directors. Section 62 of the Proposed Bye-laws provides that shareholder nominees may be elected to the Board of Directors only if properly nominated before an annual general meeting of the shareholders. To be properly nominated, a nominee must be (1) properly nominated by the Board of Directors, or (2) properly nominated by a shareholder.

         For a person to be properly nominated by a shareholder, the shareholder must give timely notice to the Secretary of the Company. To be timely, a shareholder's notice must be received at the principal executive offices of the Company not less than sixty (60) days nor more than ninety (90) days before the date of the annual meeting of shareholders.

         A shareholder's notice must set forth (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee; and (d) and such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors.

         Notice of a shareholder nominee makes it easier for incumbent directors to obtain advance notice of nominations and make more difficult the assumption of control of the Company by a purchaser of a significant block of the shares of the Company through the removal of incumbent Directors. Such restrictions eliminate the ability to cause sudden changes in the membership of the Board of Directors.

         Supermajority Shareholder Vote to Approve a Business Combination. Currently, the approval of the holders of a majority of the shares voted and a majority of the shareholders present is required for most mergers and various other forms of business combinations. Section 163 of the Proposed Bye-laws would require that business combinations be approved by the holders of at least 75% of the shares voted and the approval of 75% of the shareholders present in person or by proxy. Adoption of Section 163 may give veto power to a minority of shareholders with respect to business combinations that are opposed by the Board but desired by a majority of shareholders, thereby assisting management in maintaining their present positions.

         A business combination is defined in the Proposed Bye-laws as any scheme of arrangement, reconstruction, amalgamation, takeover, or similar business combination involving the Company or any subsidiaries and any other person.

         Board  Authority  to issue Stock and Adopt a  Shareholder  Rights Plan.
Section 12 of the Proposed Bye-laws grants to the Board of Directors the authority, except as required by applicable law or regulation, to offer, allot, grant options over, rights to acquire or otherwise dispose of the unissued shares of the Company at such times and for such consideration and upon such terms and conditions as the Board may in its absolute discretion determine but so that no shares shall be issued at a discount from par value. Such authorization would enable the Board of Directors to authorize the issuance of preferred stock with voting, dividend, liquidation and other rights superior to the rights of other shareholders without shareholder approval. Issuance of the preferred stock could, under certain circumstances, discourage or make more difficult an attempt by a person or organization to gain control of the Company by tender offer or proxy contest, or to consummate a merger or consolidation with the Company after acquiring control, and to remove incumbent management, even if such transactions were favorable to the Company's shareholders. Thus, it could benefit present management by helping them to retain their positions.

        Section 132 of the Proposed Bye-laws authorizes the Board to adopt a "shareholder rights plan." The defining characteristic of a shareholder rights plan is a distribution to shareholders of a right which acquires significant economic value (often the right to purchase shares of the Company at a discount) upon the occurrence of specified events involving a non-board-approved acquisitions of a significant ownership position in the Company. The Board of Directors has the authority to implement the plan as well as to redeem the plan. Shareholder rights plan are intended to protect the Company's shareholders in the event of an unsolicited attempt to acquire the Company, including a gradual accumulation of shares in the open market, by allowing the Board time to evaluate an offer. Although a rights plan is intended to benefit all of the Company's constituencies, it could also have the effect of discouraging tender offers and other attempts to obtain control of the Company and thereby make it more difficult to remove incumbent management.

             MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL

                                 PROPOSAL NO. 4

               INCREASE THE AUTHORIZE SHARES OF COMMON STOCK FROM
            100,000,000 SHARES TO 250,000,000 SHARES OF COMMON STOCK

         The Board of Directors has approved an increase in the number of authorized shares of Company common stock from 100,000,000 to 250,000,000. The shareholders have presently authorized 100,000,000 shares of common stock. Of such 100,000,000 presently authorized shares of stock, 40,056,358 are issued and outstanding. Shareholders are asked to approve the resolution set forth in Exhibit B to this proxy statement at the Annual General Meeting of the shareholders. The Company's Bye-laws require that the resolution be approved by
(1) a majority of shares voted at the Annual General Meeting and (2) a majority in number of the shareholders present in person or by proxy and entitled to vote.

         The additional stock, if so authorized, could be issued at the discretion of the Board of Directors without any further action by the shareholders, except as required by applicable law or regulation, in connection with acquisitions, efforts to raise additional capital for the Company, and other corporate purposes. Shares of the stock will be issued only upon a determination by the Board of Directors that a proposed issuance is in the best interests of the Company. The Board of Directors has no present plan or intention to issue any shares of stock authorized by this proposal.

         This Proposal, in conjunction with Section 12 of the Proposed Bye-laws discussed in Proposal 3, may have an anti-takeover effect. The flexibility vested in the Company's Board of Directors to authorize the issuance of common stock in one or more series could enhance the Board of Director's bargaining capability on behalf of the Company's shareholders in a takeover situation and could, under some circumstances, be used to render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of the Company's securities, or the removal of incumbent management, even if such a transaction were favored by the holders of the requisite number of the then outstanding shares. Accordingly, shareholders might be deprived of an opportunity to consider a takeover proposal which a third party might consider, if the Company did not have authorized but unissued shares of stock.

             MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL

                                 PROPOSAL NO. 5

                  AUTHORIZATION OF 10,000,000 PREFERRED SHARES

         The Board of Directors has approved the authorization of 10,000,000 preferred shares of Company stock. No shares of preferred stock are currently authorized. Shareholders are asked to approve the resolution set forth in Exhibit C to this proxy statement at the Annual General Meeting of the shareholders. The Company's Bye-laws require that the resolution be approved by
(1) a majority of shares voted at the Annual General Meeting, and (2) a majority in number of the shareholders present in person or by proxy and entitled to vote.

         The preferred stock, if so authorized, could be issued at the discretion of the Board of Directors without any further action by the shareholders, except as required by applicable law or regulation, in connection with acquisitions, efforts to raise additional capital for the Company, and other corporate purposes. The preferred stock will have such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof as are determined by the Board of Directors. Shares of the preferred stock will be issued only upon a determination by the Board of Directors that a proposed issuance is in the best interests of the Company. The Board of Directors has no present plan or intention to issue any shares of stock authorized by this proposal.

         This Proposal, in conjunction with Section 12 of the Proposed Bye-laws discussed in Proposal 3, may have an anti-takeover effect. The flexibility vested in the Company's Board of Directors to authorize the issuance of preferred stock in one or more series could enhance the Board of Directors' bargaining capability on behalf of the Company's shareholders in a takeover situation and could, under some circumstances, be used to render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of the Company's securities, or the removal of incumbent management, even if such a transaction were favored by the holders of the requisite number of the then outstanding shares. Accordingly, shareholders might be deprived of an opportunity to consider a takeover proposal which a third party might consider if the Company did not have authorized but unissued shares of stock.

             MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL

                                  OTHER MATTERS

         The Board of Directors knows of no other matters that will be presented for consideration at the meeting, other than those matters referred to in this Proxy Statement.

                              STOCKHOLDER PROPOSALS

         Shareholder proposals relating to the Company's Annual General Meeting of Shareholders for the fiscal year ending December 31, 1997 must be received by the Company at its office, c/o Conyers, Dill & Pearman, Clarendon House, Hamilton, Bermuda, by January 12, 1998. The fact that a shareholder proposal is received in a timely manner does not insure its inclusion in the Company's proxy materials. The Company reserves the right to omit any proposals from its Proxy Statement and Form of Proxy where such omission is permitted by the rules of the Securities and Exchange Commission.

         IT  IS  IMPORTANT  THAT  PROXIES  BE  RETURNED   PROMPTLY.   THEREFORE,
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED.

                                            By Order of the Board of Directors.

                                            James R. Joyce
                                            Assistant Secretary

Dated:  May 13, 1997

                                    EXHIBIT A

                           RESTATEMENT OF THE BYE-LAWS


                                    EXHIBIT B

RESOLVED: That the Company is authorized to increase the authorized common stock of the Company, par value $.12 per share, from 100,000,000 shares currently authorized to 250,000,000 shares, subject to the Bye-laws of the Company.


                                    EXHIBIT C

RESOLVED: That the Company is authorized to issue 10,000,000 shares of preferred stock of the Company, subject to the Bye-laws of the Company.

                                    EXHIBIT A

                                    BYE-LAWS

                                       OF

                     COASTAL CARIBBEAN OILS & MINERALS, LTD

        (adopted at a general meeting held on the 23rd day of June, 1997)


SUBJECT                                            BYE-LAW

Interpretation                                     1-2
Share Capital                                      3-6
Alteration Of Capital                              7-11
Shares                                             12-15
Shares Certificates                                16-21
Lien On, Calls On, and Forfeiture Of, Shares       22-42
Register Of Members                                43-44
Record Dates                                       45
Transfer Of Shares                                 46-51
Transmission Of Shares                             52-54
Untraceable Members                                55
General Meetings                                   56-58
Notice Of General Meetings                         59-60
Proceedings At General Meetings                    61-65
Voting                                             66-73
Proxies and Corporation's Representatives          74-80
Board Of Directors                                 81-84
Executive Directors                                85-86
Alternate Directors                                87-90
Directors' Fees And Expenses                       91-94
Directors' and Officers' Interests                 95-98
General Powers Of The Directors                    99-108
Proceedings Of The Directors                       109-118
Managers                                           119-121
Officers                                           122-126
Register of Directors and Officers                 127
Minutes                                            128
Seal                                               129-130
Destruction Of Documents                           131
Dividends And Distributions                        132-142
Capitalisation                                     143-144
Subscription Rights Reserve                        145
Accounting Records                                 146-148
Audit                                              149-154
Notices                                            155-158
Winding Up                                         159-160
Indemnity                                          161
Alteration Of Bye-laws And Amendment To
  Memorandum of Association                        162
Business Combinations                              163-164

                                 INTERPRETATION

1. In these Bye-laws, unless the context otherwise requires, the words standing in the first column of the following table shall bear the meaning set opposite them respectively in the second column.

         Word                     Meaning

         "Act"                    The Companies Act 1981  of  Bermuda, as
                                  amended from time to time.

         "acting in concert"      The term  "person  acting  in  concert"
                                  includes:

                                  (i) persons who, pursuant to an agreement, arrangement or understanding (whether formal or informal), actively cooperate either in the acquisition or holding by any of them of shares or th beneficial ownership of shares, or rights over shares, carrying voting rights in the Company, or in the exercise of voting rights with respect to shares in the Company;

                                  (ii) a company with any of its directors (or their spouses, minor children, nominees, related trusts or companies in which any director holds or beneficially owns ten percent (10%) or more of the shares, or rights over shares, carrying voting rights);

                                  (iii) a company with the trustees or managers of any of its pension, provident or employee benefit funds or any of its employee stock option schemes;

                                  (iv) a person who is a fund manager, with an investment company, unit trust or other person whose investments such person manages on a discretionary basis, in respect of the relevant investment accounts;

                                  (v) a company with its parent company or any of its subsidiaries; and

                                  (vi) a company, in which ten percent (10%) or more of the shares, or rights over shares, carrying voting rights are held or beneficially owned by a person, with any other company in which ten percent (10%) or more of the shares, or rights over shares, carrying voting rights are held or beneficially owned by the same person.

         "affiliate"              means a person  that  directly  or indirectly,
                                  through one or more intermediaries, controls, is controlled by, or is under common control with another person. A person who is the beneficial owner of ten percent (10%) or more of a company's outstanding voting shares shall be deemed to control such company.

         "Auditor"                the auditor of the Company for the time  being
                                  and may include any individual or partnership, corporation, or other business entity.

         "beneficial owner"       a  person  (excluding  an  underwriter, acting
                                  in the ordinary course of business as an underwriter, who acquires shares pursuant to any issue or offer of shares underwritten by him):

                                  (i) who individually or with or through any affiliate or beneficially owns shares

                                  (ii) who individually or with or through any affiliate has;

                                      (a) the right to  acquire shares  (whether
                                          such right is exercisable  immediately
                                          or only after  the  passage  of  time)
                                          pursuant to any agreement, arrangement
                                          or understanding  (whether  formal  or
                                          informal), or  upon  the  exercise  of
                                          conversion  rights,  exchange  rights,
                                          warrants  or   options  or  otherwise;
                                          provided, however, that a person shall
                                          not be deemed the  beneficial owner of
                                          any  share  tendered   pursuant  to  a
                                          tender or exchange  offer  until  such
                                          offer is accepted; or

                                      (b) the  right  to vote shares pursuant to
                                          any  agreement,  arrangement or under-
                                          standing (whether formal or informal);
                                          provided, however, that a person shall
                                          not be deemed the beneficial  owner of
                                          any share under this  subparagraph (b)
                                          if the right to vote such share arises
                                          solely  from   a  revocable  proxy  or
                                          consent  given in response  to a proxy
                                          or   consent   solicitation   made  to
                                          Members   or   any  class  of  Members
                                          generally;  or solely  under a nominee
                                          agreement or trust  where the  nominee
                                          or trustee  has no  economic  interest
                                          in the share  (other  than  the  right
                                          to  be  paid normal nominee or trustee
                                          fees or remuneration); or

                                  (ii) who has any agreement, arrangement or understanding (whether formal or informal) for the purpose of acquiring, holding, voting (except where the right to vote is within the exclusion of subparagraph (ii)(b) above) or disposing of any shares with any other person who beneficially owns, or whose affiliates directly or indirectly beneficially own, shares or any interest therein.

         "Bye-laws"               these Bye-laws in their  present  form  or  as
                                  supplemented or amended or substituted from time to time.

         "Board" or               the Board of Directors of  the Company  or the
         "Directors"              Directors present at a meeting of Directors at
                                  which a quorum is present.

         "Business Combination"   any  scheme  of  arrangement,  reconstruction,
                                  amalgamation,  takeover,  or  similar business
                                  combination   involving  the  Company  or  any
                                  subsidiaries and any other person.

         "capital"                the  share  capital  from   time  to  time  of
                                  the Company.

         "Cause"                  (i)  conviction  of the Director on indictment
                                  of  an   indictable   offence   involving  the
                                  management of the Company; or

                                  (ii) persistent breach of the Act

         "clear days"             in  relation  to the  period of  a notice that
                                  period excluding the day when the notice is given or deemed to be given and the day for which it is given or on which it is to take effect.

         "clearing                house" a clearing  house  recognised by
                                  the laws of the  jurisdiction  in which
                                  the shares of the Company are listed or
                                  quoted  on a  stock  exchange  in  such
                                  jurisdiction.

         "Company"                Coastal Caribbean Oils & Minerals, Ltd.

         "Competent               a  competent  regulatory   authority   in  the
         Regulatory               jurisdiction or place where  the shares of the
         Authority"               Company  are  listed  or  quoted  on  a  stock
                                  exchange in such territory.

         "Designated Stock        a stock exchange which is  an  appointed stock
          Exchange"               exchange  for  the  purposes  of  the  Act  in
                                  respect of which the shares of the Company are listed or quoted.

         "dollars" and "$"        dollars, the  legal  currency  of  the  United
                                  States of America.

         "head office"            such  office of the  Company as the  Directors
                                  may from time to time determine to be the principal office of the Company.

         "Member" a duly registered holder from time to time of the shares in the capital of the Company.

         "month"                  a calendar month.

         "Notice"                 written  notice unless  otherwise specifically
                                  stated  and  as   further   defined  in  these
                                  Bye-laws.

         "Office" the registered office of the Company for the time being.

         "ordinary resolution"    a  resolution  passed   by  both   (i)  simple
                                  majority of votes  cast  by  such  Members as,
                                  being entitled so to do, vote in person or, in
                                  the case of any Member being a corporation, by
                                  its duly  authorised  representative or, where
                                  proxies  are  allowed,  by  proxy  and  (ii) a
                                  simple  majority  in  number  of  the  Members
                                  present in person or in the case of any Member
                                  being a corporation  by  its  duly  authorised
                                  representative or where proxies  are  allowed,
                                  by proxy,  at a general  meeting of  which not
                                  less than  fourteen (14)  clear  days'  Notice
                                  (save where a  longer  period  is  required by
                                  these Bye-laws)  has been duly given  PROVIDED
                                  THAT   when   shares   are   held  by  members
                                  of  another   company,    firm,   partnership,
                                  association   or  other   body   corporate  or
                                  unincorporate and such persons act in concert, or when shares are held by or for a group of Members who act in concert, such persons shall be deemed to be one Member.

         "paid up"                paid up or credited as paid up.

         "person" (i) any person acting in concert with him or any nominee for him or person acting on his behalf;

                                  (ii) any company in which such person holds or is the beneficial owner of ten percent (10%) or more of the shares, or rights over shares, carrying voting right in such company; and

                                  (iii) any person or entity over which the person acquiring the shares, or rights over shares, carrying voting rights has, directly or indirectly, the power to direct or cause the direction of management or policies of such other person.

         "Register"               the principal  register  and where applicable,
                                  any branch register of Members of the Company to be kept pursuant to the provisions of the Act.

         "Registration Office"    in  respect  of  any  class  of share  capital
                                  such place as the Board  may from time to time
                                  determine to keep a branch register of Members
                                  in respect of that class of share capital  and
                                  where   (except  in  cases   where  the  Board
                                  otherwise directs) the transfers or other documents of title for such class of share capital are to be lodged for registration and are to be registered.

         "Seal" common seal or any one or more duplicate seals of the Company (including a securities seal) for use in Bermuda or in any place outside Bermuda.

         "Secretary"              any person  firm  or  corporation appointed by
                                  the Board  to perform  any of  the  duties  of
                                  secretary  of  the Company  and  includes  any
                                  assistant,   deputy,   temporary   or   acting
                                  secretary.

         "special resolution"     a  resolution  passed by  both (i) a  majority
                                  of not less  than  75% of votes  cast  by such
                                  Members as, being  entitled so to do,  vote in
                                  person or, in the case of such  Members as are
                                  corporations,    by   their  duly   authorised
                                  representative  or, where proxies are allowed,
                                  by proxy and (ii)  by  a  majority  of  75% in
                                  number of the Members  present in person or in
                                  the case of any Member being a corporation  by
                                  its duly  authorised  representative  or where
                                  proxies are allowed,  by  proxy,  at a general
                                  meeting of which not less than twenty-one (21)
                                  clear days' notice (save where a longer period
                                  is required  by  these  Bye-laws),  specifying
                                  (without  prejudice  to  the  power  contained
                                  in  these  Bye-laws  to  amend  the  same) the
                                  intention  to  propose  the  resolution  as  a
                                  special  resolution,   has   been  duly  given
                                  provided that a  resolution  may  be  proposed
                                  and  passed  as  a special  resolution  at any
                                  general meeting,  other than an annual general
                                  meeting,  of which  less than  twenty-one (21)
                                  clear days'  Notice has been  given,  if it is
                                  so agreed  by  a  majority  in  number  of the
                                  Members having the right to attend and vote at
                                  any such meeting,  being  a  majority together
                                  holding not less than ninety-five (95) percent
                                  in nominal value of  the  shares  giving  that
                                  right PROVIDED FURTHER THAT  when  shares  are
                                  held  by  members  of  another company,  firm,
                                  partnership,   association   or   other   body
                                  corporate or unincorporate and such persons act in concert, or when shares are held by or for a group of Members who act in concert, such persons shall be deemed to be one Member.

         "threshold"              15% or more or the total  voting rights  which
                                  may be cast at

         "year"                   a calendar year.

2. (1) In these Bye-laws, unless such construction is inconsistent with the subject or context:

         (a)   words importing the singular include the plural and vice versa;

         (b)   words importing a gender include every gender;

         (c) words importing persons include companies, associations and bodies of persons whether corporate or unincorporate;

         (d)   the words:

               (i)    "may" shall be construed as permissive;

               (ii)   "shall" or "will" shall be construed as imperative;

         (e) expressions referring to writing shall, unless the contrary intention appears, be construed as including printing, lithography, photography and other modes (including electronic or by computer) of representing words or figures in a visible form;

         (f) references to any act, ordinance, statute or statutory provision shall be interpreted as relating to any statutory modification or re-enactment thereof for the time being in force;

         (g) save as aforesaid words and expressions defined in the Act shall bear the same meanings in these Bye-laws if not inconsistent with the subject in the context;

         (h) a special resolution shall be effective for any purpose for which an ordinary resolution is expressed to be required under any provision of these Bye-laws or the Act.

     (2) Any right or power of the Company under the Act or the Company's memorandum of association or Bye-laws which is not expressly subject to approval by the Members in general meeting shall be exercisable the Board.

                                  SHARE CAPITAL

3. (1) The capital of the Company shall be divided into shares of the pa value of US$0.12 each.

     (2) The Members shall, subject to the provisions of the Company's memorandum of association and these Bye-laws, be entitled:

         (a)   to one vote per share and one individual vote as a Member;

         (b) to such dividends as the Directors may from time to time declare on shares;

         (c) in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or on a reorganisation or otherwise or upon a distribution of capital, to all the surplus assets of the Company;

         (d) generally to all the rights from time to time attaching to the shares.

4. (1) Subject to any special rights conferred on the holders of any shares or class of shares, any share in the Company (whether forming part of the present capital or not) may be issued with or have attached thereto such rights or restrictions whether in regard to dividend, voting, return of capital or otherwise as the Board may determine.

     (2) No Member shall be entitled to any information of the Company's trading or any matter which is or may be in the nature of confidential information or a trade secret or secret process which may relate to the conduct of the business of the Company and which in the opinion of the Directors would be inappropriate to communicate to the public.

5. Subject to the Act and the Company's memorandum of association and these Bye-laws, any preference shares may be issued or converted into shares that, at a determinable date or at the option of the Company or the holder, are liable to be redeemed on such terms and in such manner as the Company before the issue or conversion may by ordinary resolution determine.

6. Subject to the Act, the Company's memorandum of association and Bye-laws, and, where applicable, the rules of any Designated Stock Exchange and/or any competent regulatory authority, the Company may purchase or otherwise acquire its own shares upon such terms and subject to such conditions as the Board thinks fit.

                              ALTERATION OF CAPITAL

7. (1) The Company may from time to time by ordinary resolution in accordance with the Act:

         (a) increase its capital by such sum, to be divided into shares of such amounts, as the resolution shall prescribe;

         (b) consolidate and divide all or any of its capital into shares of larger amount than its existing shares;

         (c) divide its shares into several classes and without prejudice to any special rights previously conferred on the holders of existing shares attach thereto respectively any preferential, deferred, qualified or special rights, privileges, conditions or such restrictions which in the absence of any such determination by the Company in general meeting, as the Directors may determine provided always that where the Company issues shares which do not carry voting rights, the words "non-voting" shall appear in the designation of such shares and where the equity capital includes shares with different voting rights, the designation of each class of shares, other than those with the most favourable voting rights, shall include the words "restricted voting" or "limited voting";

         (d) sub-divide its shares, or any of them, into shares of smaller amount than is fixed by the memorandum of association, and may by such resolution determine that, as between the holders of the shares resulting from such sub-division, one or more of the shares may have any such preferred rights or be subject to any such restrictions as compared with the other or others as the Company has power to attach to unissued or new shares;

         (e)   change the currency denomination of its share capital; and

         (f) cancel any shares which, at the date of the passing of the resolution, have not been taken, or agreed to be taken, by any person, and diminish the amount of its capital by the amount of the shares so canceled.

     (2) The Board may settle as it considers expedient any difficulty which arises in relation to any consolidation and division under this Bye-law and in particular but without prejudice to the generality of the foregoing may issue certificates in respect of fractions of shares or arrange for the sale of the shares representing fractions and the distribution of the net proceeds of sale (after deduction of the expenses of such sale) in due proportion amongst the Members who would have been entitled to the fractions, and for this purpose the Board may authorise some person to transfer the shares representing fractions to their purchaser or resolve that such net proceeds be paid to the Company for the Company's benefit. Such purchaser will not be bound to see to the application of the purchase money nor will his title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale.

8. The Company may from time to time by ordinary resolution in accordance with the Act reduce its authorised or issued share capital or any share premium account or other undistributable reserve in any manner permitted by law.

9. Except so far as otherwise provided by the conditions of issue, or by these Bye-laws, any capital raised by the creation of new shares shall be treated as if it formed part of the original capital of the Company, and such shares shall be subject to the provisions contained in these Bye-laws with reference to the payment of calls and installments, transfer and transmission, forfeiture, lien, cancellation, surrender, voting and otherwise.

10. Subject to the Act and without prejudice to Bye-law 4, all or any of the special rights for the time being attached to the shares or any class of shares may, unless otherwise provided by the terms of issue of the shares of that class, from time to time (whether or not the Company is being wound up) be varied, modified or abrogated with the sanction of a special resolution passed at a separate general meeting of the holders of the shares of that class. To every such separate general meeting all the provisions of these Bye-laws relating to general meetings of the Company shall, mutatis mutandis apply.

11. The special rights conferred upon the holders of any shares or class of shares shall not, unless otherwise expressly provided in the rights attaching to or the terms of issue of such shares, be deemed to be varied, modified or abrogated by the creation or issue of further shares ranking pari passu therewith.

                                     SHARES

12. (1)Subject to the Act and these Bye-laws and without prejudice to any special rights or restrictions for the time being attached to any shares or any class of shares, the unissued shares of the Company (whether forming part of the original or any increased capital) shall be at the disposal of the Board, which may offer, allot, grant options over, rights to acquire or otherwise dispose of them to such persons, at such times and for such consideration and upon such terms and conditions as the Board may in its absolute discretion determine but so that no shares shall be issued at a discount. Neither the Company nor the Board shall be obliged, when making or granting any allotment of, offer of, option over, rights to acquire or disposal of shares, to make, or make available, any such offer, option rights or shares to Members or others with registered addresses in any particular territory or territories being a territory or territories where, in the absence of a registration statement or other formalities, this would or might, in the opinion of the Board, be unlawful or impracticable. Members affected as a result of the foregoing sentence shall not be, or be deemed to be, a separate class of members for any purpose whatsoever.

      (2) The Board may issue warrants conferring the right upon the holders thereof to subscribe for any class of shares or securities in the capital of the Company on such terms as it may from time to time determine.

13. (1) The Company may in connection with the issue of any shares exercise all powers of paying commission and brokerage conferred or permitted by the Act. Subject to the Act, the commission may be satisfied by the payment of cash or by the allotment of fully or partly paid shares or partly in one and partly in the other.

      (2) Neither the Company nor any of its subsidiaries shall directly or indirectly give financial assistance to a person who is acquiring or proposing to acquire shares in the Company for the purpose of that acquisition whether before or at the same time as the acquisition takes place or afterwards PROVIDED that nothing in this Bye-law shall prohibit transactions permitted by the Acts.

14. Except as required by law, no person shall be recognised by the Company as holding any share upon any trust and the Company shall not be bound by or required in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any share or any fractional part of a share or (except only as otherwise provided by these Bye-laws or by law) any other rights in respect of any share except an absolute right to the entirety thereof in the registered holder.

15. Subject to the Act and these Bye-laws, the Board may at any time after the allotment of shares but before any person has been entered in the Register as the holder, recognise a renunciation thereof by the allottee in favour of some other person and may accord to any allottee of a share a right to effect such renunciation upon and subject to such terms and conditions as the Board considers fit to impose.

                               SHARE CERTIFICATES

16. Every share certificate shall be issued under the Seal or a facsimile thereof and shall specify the number and class and distinguishing numbers (if any) of the shares to which it relates, and the amount paid up thereon and may otherwise be in such form as the Directors may from time to time determine. No certificate shall be issued representing shares of more than one class. The Board may by resolution determine, either generally or in any particular case or cases, that any signatures on any such certificates (or certificates in respect of other securities) need not be autographic but may be affixed to such certificates by some mechanical means or may be printed thereon or that such certificates need not be signed by any person.

17. (1)In the case of a share held jointly by several persons, the Company shall not be bound to issue more than one certificate therefor and delivery of a certificate to one of several joint holders shall be sufficient delivery to all such holders.

      (2)Where a share stands in the names of two or more persons, the person first named in the Register shall as regards service of notices and, subject to the provisions of these Bye-laws, all or any other matters connected with the Company, except the transfer of the shares, be deemed the sole holder thereof.

18. Every person whose name is entered, upon an allotment of shares, as a Member in the Register shall be entitled, without payment, to receive one certificate for all such shares of any one class or several certificates each for one or more of such shares of such class upon payment for every certificate after the first of such reasonable out-of-pocket expenses as the Board from time to time determines.

19. (1)Subject to paragraph (2) hereof, share certificates shall be issued in the case of an issue of shares within twenty-one (21) days (or such longer period as the terms of the issue provide) after allotment or in the case of a transfer of fully or partly paid shares within twenty-one (21) days after lodgment of a transfer with the Company, not being a transfer which the Company is for the time being entitled to refuse to register and does not register.

      (2)Notwithstanding anything in these Bye-laws, a person may by notice in writing to the Company elect that no certificate be issued in respect of shares registered or to be registered in his name and on receipt of such election the Company shall not be required to issue a certificate for such shares or may cancel an existing certificate without issuing another certificate in lieu thereof.

20. Upon every transfer of shares the certificate held by the transferor shall be given up to be canceled, and shall forthwith be canceled accordingly, and a new certificate shall be issued to the transferee in respect of the shares transferred to him. If any of the shares included in the certificate so given up shall be retained by the transferor a new certificate for the balance shall be issued to him.

21. If a share certificate shall be damaged or defaced or alleged to have been lost, stolen or destroyed a new certificate representing the same shares may be issued to the relevant member upon request and on payment of such fee as the Designated Stock Exchange may determine to be the maximum payable or such lesser sum as the Board may determine and, subject to compliance with such terms (if any) as to evidence and indemnity and to payment of the costs and reasonable out-of-pocket expenses of the Company in investigating such evidence and preparing such indemnity as the Board may think fit and, in case of damage or defacement, on delivery of the old certificate to the Company provided always that where share warrants have been issued, no new share warrant shall be issued to replace one that has been lost unless the Directors are satisfied beyond reasonable doubt that the original has been destroyed.

                   LIEN ON, CALLS ON AND FORFEITURE OF, SHARES

22. The Company shall have a first and paramount lien on every share (not being a fully paid share) for all moneys (whether presently payable or not) called or payable at a fixed time in respect of that share. The Company shall also have a first and paramount lien on every share (not being a fully paid share) registered in the name of a Member (whether or not jointly with other Members) for all amounts of money presently payable by such Member or his estate to the Company whether the same shall have been incurred before or after notice to the Company of any equitable or other interest of any person other than such Member, and whether the period for the payment or discharge of the same shall have actually arrived or not, and notwithstanding that the same are joint debts or liabilities of such Member or his estate and any other person, whether a Member of the Company or not. The Company's lien on a share shall extend to all dividends or other moneys payable thereon or in respect thereof. The Board may at any time, generally or in any particular case, waive any lien that has arisen or declare any share exempt in whole or in part, from the provisions of this Bye-law.

23. Subject to these Bye-laws, the Company may sell in such manner as the Board determines any share on which the Company has a lien, but no sale shall be made unless some sum in respect of which the lien exists is presently payable, or the liability or engagement in respect of which such lien exists is liable to be presently fulfilled or discharged nor until the expiration of fourteen clear days after a notice in writing, stating and demanding payment of the sum presently payable, or specifying the liability or engagement and demanding fulfillment or discharge thereof and giving notice of the intention to sell in default, has been served on the registered holder for the time being of the share or the person entitled thereto by reason of his death or bankruptcy.

24. The net proceeds of the sale shall be received by the Company and applied in or towards payment or discharge of the debt or liability in respect of which the lien exists, so far as the same is presently payable, and any residue shall (subject to a like lien for debts or liabilities not presently payable as existed upon the share prior to the sale) be paid to the person entitled to the share at the time of the sale. To give effect to any such sale the Board may authorise some person to transfer the shares sold to the purchaser thereof. The purchaser shall be registered as the holder of the shares so transferred and he shall not be bound to see to the application of the purchase money, nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale.

25. Subject to these Bye-laws and to the terms of allotment, the Board may from time to time make calls upon the Members in respect of any moneys unpaid on their shares (whether on account of the nominal value of the shares or by way of premium), and each Member shall (subject to being given at least fourteen (14) clear days' Notice specifying the time and place of payment) pay to the Company as required by such notice the amount called on his shares. A call may be extended, postponed or revoked in whole or in part as the Board determines but no member shall be entitled to any such extension, postponement or revocation except as a matter of grace and favour.

26. A call shall be deemed to have been made at the time when the resolution of the Board authorising the call was passed and may be made payable either in one lump sum or by installments. The Directors may make arrangements on the issue of shares for a difference between the Members in the amount of calls to be paid and in the times of payment.

27. A person upon whom a call is made shall remain liable for calls made upon him notwithstanding the subsequent transfer of the shares in respect of which the call was made. The joint holders of a share shall be jointly and severally liable to pay all calls and installments due in respect thereof or other moneys due in respect thereof.

28. If a sum called in respect of a share is not paid before or on the day appointed for payment thereof, the person from whom the sum is due shall pay interest on the amount unpaid from the day appointed for payment thereof to the time of actual payment at such rate as the Board may determine, but the Board may in its absolute discretion waive payment of such interest wholly or in part.

29. No Member shall be entitled to receive any dividend or bonus or to be present and vote (save as proxy for another Member) at any General Meeting either personally or by proxy, or be reckoned in a quorum, or exercise any other privilege as a Member until all calls or installments due by him to the Company, whether alone or jointly with any other person, together with interest and expenses (if any) shall have been paid.

30. On the trial or hearing of any action or other proceedings for the recovery of any money due for any call, it shall be sufficient to prove that the name of the Member sued is entered in the Register as the holder, or one of the holders, of the shares in respect of which such debt accrued, that the resolution making the call is duly recorded in the minute book, and that notice of such call was duly given to the Member sued, in pursuance of these Bye-laws; and it shall not be necessary to prove the appointment of the Directors who made such call, nor any other matters whatsoever, but the proof of the matters aforesaid shall be conclusive evidence of the debt.

31. Any amount payable in respect of a share upon allotment or at any fixed date, whether in respect of nominal value or premium or as an instalment of a call, shall be deemed to be a call duly made and payable on the date fixed for payment and if it is not paid the provisions of these Bye-laws shall apply as if that amount had become due and payable by virtue of a call duly made and notified.

32. On the issue of shares the Board may differentiate between the allottees or holders as to the amount of calls to be paid and the times of payment.

33. The Board may, if it thinks fit, receive from any Member willing to advance the same, and either in money or money's worth, all or any part of the moneys uncalled and unpaid or installments payable upon any shares held by him and upon all or any of the moneys so advanced (until the same would, but for such advance, become presently payable) pay interest at such rate (if any) as the Board may decide. The Board may at any time repay the amount so advanced upon giving to such Member not less than one month's notice in writing of its intention in that behalf, unless before the expiration of such notice the amount so advanced shall have been called up on the shares in respect of which it was advanced. Such payment in advance shall not entitle the holder of such share or shares to participate in respect thereof in a dividend subsequently declared.

34.      (1)     If a call  remains  unpaid  after it has become due and payable the Board may give to the person from whom it is due not less than fourteen (14) clear days' notice:

         (a) requiring payment of the amount unpaid together with any interest which may have accrued and which may still accrue up to the date of actual payment; and

         (b) stating that if the notice is not complied with the shares on which the call was made will be liable to be forfeited.

         (2) If the requirements of any such notice are not complied with, any share in respect of which such notice has been given may at any time thereafter, before payment of all calls and interest due in respect thereof has been made, be forfeited by a resolution of the Board to that effect, and such forfeiture shall include all dividends and bonuses declared in respect of the forfeited share but not actually paid before the forfeiture.

35. When any share has been forfeited, notice of the forfeiture shall be served upon the person who was before forfeiture the holder of the share. No forfeiture shall be invalidated by any omission or neglect to give such notice.

36. The Board may accept the surrender of any share liable to be forfeited hereunder and, in such case, references in these Bye-laws to forfeiture will include surrender.

37. Until canceled in accordance with the requirements of the Act, a forfeited share shall be the property of the Company and may be sold, re-allotted or otherwise disposed of to such person, upon such terms and in such manner as the Board determines, and at any time before a sale, re-allotment or disposition the forfeiture may be annulled by the Board on such terms as the Board determines.

38. A person whose shares have been forfeited shall cease to be a Member in respect of the forfeited shares but nevertheless shall remain liable to pay the Company all moneys which at the date of forfeiture were presently payable by him to the Company in respect of the shares, with (if the Directors shall in their discretion so require) interest thereon from the date of forfeiture until payment at such rate as the Board determines. The Board may enforce payment thereof if it thinks fit, and without any deduction or allowance for the value of the forfeited shares, at the date of forfeiture, but his liability shall cease if and when the Company shall have received payment in full of all such moneys in respect of the shares. For the purposes of this Bye-law any sum which, by the terms of issue of a share, is payable thereon at a fixed time which is subsequent to the date of forfeiture, whether on account of the nominal value of the share or by way of premium, shall notwithstanding that time has not yet arrived be deemed to be payable at the date of forfeiture, and the same shall become due and payable immediately upon the forfeiture, but interest thereon shall only be payable in respect of any period between the said fixed time and the date of actual payment.

39. A declaration by a Director or the Secretary that a share has been forfeited on a specified date shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the share, and such declaration shall (subject to the execution of an instrument of transfer by the Company if necessary) constitute a good title to the share, and the person to whom the share is disposed of shall be registered as the holder of the share and shall not be bound to see to the application of the consideration (if any), nor shall his title to the share be affected by any irregularity in or invalidity of the proceedings in reference to the forfeiture, sale or disposal of the share. When any share shall have been forfeited, notice of the declaration shall be given to the member in whose name it stood immediately prior to the forfeiture, and an entry of the forfeiture, with the date thereof, shall forthwith be made in the register, but no forfeiture shall be in any manner invalidated by any omission or neglect to give such notice or make any such entry.

40. Notwithstanding any such forfeiture as aforesaid the Board may at any time, before any shares so forfeited shall have been sold, re-allotted or otherwise disposed of, permit the shares forfeited to be bought back upon the terms of payment of all calls and interest due upon and expenses incurred in respect of the share, and upon such further terms (if any) as it thinks fit.

41. The forfeiture of a share shall not prejudice the right of the Company to any call already made or instalment payable thereon.

42. The provisions of these Bye-laws as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a share, becomes payable at a fixed time, whether on account of the nominal value of the share or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

                               REGISTER OF MEMBERS

43.      (1)        The Company  shall keep  in one or  more books a Register of its Members and shall enter therein the following particulars, that is to say:

         (a) the name and address of each Member, the number and class of shares held by him and the amount paid or agreed to be considered as paid on such shares;

         (b)        the date on which each person was entered in  the  Register;
                    and

         (c)        the date on which any person ceased to be a Member.

         (2) Subject to the Act, the Company may keep an overseas or local or other branch register of Members resident in any place, and the Board may make and vary such regulations as it determines in respect of the keeping of any such register and maintaining a Registration Office in connection therewith.

44. The Register and branch register of Members, as the case may be, shall be open to inspection between 10 a.m. and 12 noon on every business day by Members without charge or by any other person, upon a maximum payment of five Bermuda dollars, at the Office or such other place in Bermuda at which the Register is kept in accordance with the Act or, if appropriate, upon a maximum payment of ten dollars at the Registration Office. The Register including any overseas or local or other branch register of Members may, after notice has been given by advertisement in an appointed newspaper and where applicable, any other newspapers in accordance with the requirements of any Designated Stock Exchange to that effect, be closed at such times or for such periods not exceeding in the whole thirty (30) days in each year as the Board may determine and either generally or in respect of any class of shares.

                                  RECORD DATES

45. Notwithstanding any other provision of these Bye-laws the Company or the Directors may fix any date as the record date for:

         (a) determining the Members entitled to receive any dividend, distribution, allotment or issue and such record date may be on, or at any time not more than 30 days before or after, any date on which such dividend, distribution, allotment or issue is declared, paid or made;

         (b) determining the Members entitled to receive notice of and to vote at any general meeting of the Company.

                               TRANSFER OF SHARES

46. Subject to these Bye-laws, any Member may transfer all or any of his shares by an instrument of transfer in the usual or common form or in any other form approved by the Board and may be under hand only.

47. The instrument of transfer shall be executed by or on behalf of the transferor and the transferee provided that the Board may dispense with the execution of the instrument of transfer by the transferee in any case which it thinks fit in its discretion to do so. The Board may also resolve, either generally or in any particular case, upon request by either the transferor or transferee, to accept mechanically executed transfers. The transferor shall be deemed to remain the holder of the share until the name of the transferee is entered in the Register in respect thereof. Nothing in these Bye-laws shall preclude the Board from recognising a renunciation of the allotment or provisional allotment of any share by the allottee in favour of some other person.

48. (1) The Board may, in its absolute discretion, and without giving any reason therefor, refuse to register a transfer of any share issued under any share scheme for employees upon which a restriction on transfer imposed thereby still subsists, and it may also refuse to register a transfer of any share to more than four (4) joint holders. Nothing in these Bye-laws shall impair the settlement of transactions entered into through the facilities of a Designated Stock Exchange except as provided by such exchange.

         (2) No transfer shall be mad to an infant or to a person of unsound mind or under other legal disability.

         (3) The Board in so far as permitted by any applicable law may, in its absolute discretion, at any time and from time to time transfer any share upon the Register to any branch register or any share on any branch register to the Register or any other branch register. In the event of any such transfer, the shareholder requesting such transfer shall bear the cost of effecting the transfer unless the Board otherwise determines.

         (4) Unless the Board otherwise agrees (which agreement may be on such terms and subject to such conditions as the Board in its absolute discretion may from time to time determine, and which agreement it shall, without giving any reason therefor, be entitled in its absolute discretion to give or withhold), no shares upon the Register shall be transferred to any branch register nor shall shares on any branch register be transferred to the Register or any other branch register and all transfers and other documents of title shall be lodged for registration, and registered, in the case of any shares on a branch register, at the relevant Registration Office, and, in the case of any shares on the Register, at the Office or such other place in Bermuda at which the Register is kept in accordance with the Act.

49. Without limiting the generality of the last preceding Bye-law, the Board may decline to recognise any instrument of transfer unless:-

         (a) the instrument of transfer is in respect of only one class of share;

         (b) the instrument of transfer is lodged at the Office or such other place in Bermuda at which the Register is kept in accordance with the Act or the Registration Office (as the case may be) accompanied by the relevant share certificate(s) and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer (and, if the instrument of transfer is executed by some other person on his behalf, the authority of that person so to do); and

         (c) if applicable, the instrument of transfer is duly and properly stamped.

50. If the Board refuses to register a transfer of any share in accordance with Bye-law 48, it shall, within two (2) months after the date on which the transfer was lodged with the Company, send to each of the transferor and transferee notice of the refusal.

51. The registration of transfers of shares or of any class of shares may, after notice has been given by advertisement in an appointed newspaper and, where applicable, any other newspapers in accordance with the requirements of any Designated Stock Exchange to that effect be suspended at such times and for such periods (not exceeding thirty (30) days in any year) as the Board may determine.

                             TRANSMISSION OF SHARES

52. If a Member dies, the survivor or survivors where the deceased was a joint holder, and his legal personal representatives where he was a sole or only surviving holder, will be the only persons recognised by the Company as having any title to his interest in the shares; but nothing in this Bye-law will release the estate of a deceased Member (whether sole or joint) from any liability in respect of any share which had been solely or jointly held by him.

53. Subject to the Act, any person becoming entitled to a share in consequence of the death or bankruptcy or winding-up of a Member may, upon such evidence as to his title being produced as may be required by the Board, elect either to become the holder of the share or to have some person nominated by him registered as the transferee thereof. If he elects to become the holder he shall notify the Company in writing either at the Registration Office or Office, as the case may be, to that effect. If he elects to have another person registered he shall execute a transfer of the share in favour of that person. The provisions of these Bye-laws relating to the transfer and registration of transfers of shares shall apply to such notice or transfer as aforesaid as if the death or bankruptcy of the Member had not occurred and the notice or transfer were a transfer signed by such Member.

54. A person becoming entitled to a share by reason of the death or bankruptcy or winding-up of a Member shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered holder of the share. However, the Board may, if it thinks fit, withhold the payment of any dividend payable or other advantages in respect of such share until such person shall become the registered holder of the share or shall have effectually transferred such share, but, subject to the requirements of Bye-law 70(2) being met, such a person may vote at meetings.

                               UNTRACEABLE MEMBERS

55. (1) Without prejudice to the rights of the Company under paragraph (2) of this Bye-law, the Company may cease sending cheque for dividend entitlements or dividend warrants by post if such cheque or warrants have been left uncashed on two consecutive occasions. However, the Company may exercise the power to cease sending cheque for dividend entitlements or dividend warrants after the first occasion on which such a cheque or warrant is returned undelivered.

         (2) The Company shall have the power to sell, in such manner as the Board thinks fit, any shares of a Member who is untraceable, but no such sale shall be made unless:

         (a) all cheque or warrants in respect of dividends of the shares in question, being not less than three in total number, for any sum payable in cash to the holder of such shares in respect of them sent during the relevant period in the manner authorised by the Bye-laws of the Company have remained uncashed;

         (b) so far as it is aware at the end of the relevant period, the Company has not at any time during the relevant period received any indication of the existence of the Member who is the holder of such shares or of a person entitled to such shares by death, bankruptcy or operation of law; and

         (c) the Company, if so required by the rules governing the listing of shares on the Designated Stock Exchange, has given notice to, and caused advertisement in newspapers in accordance with the requirements of, the Designated Stock Exchange to be made of its intention to sell such shares in the manner required by the Designated Stock Exchange, and a period of three (3) months or such shorter period as may be allowed by the Designated Stock Exchange has elapsed since the date of such advertisement.

         For the purpose of the foregoing, the "relevant period" means the period commencing twelve years before the date of publication of the advertisement referred to in paragraph (c) of this Bye-law and ending at the expiry of the period referred to in that paragraph.

         (3) To give effect to any such sale the Board may authorise some person to transfer the said shares and an instrument of transfer signed or otherwise executed by or on behalf of such person shall be as effective as if it had been executed by the registered holder or the person entitled by transmission to such shares, and the purchaser shall not be bound to see to the application of the purchase money nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale. The net proceeds of the sale will belong to the Company and upon receipt by the Company of such net proceeds it shall become indebted to the former Member for an amount equal to such net proceeds. No trust shall be created in respect of such debt and no interest shall be payable in respect of it and the Company shall not be required to account for any money earned from the net proceeds which may be employed in the business of the Company or as it thinks fit. Any sale under this Bye-law shall be valid and effective notwithstanding that the Member holding the shares sold is dead, bankrupt or otherwise under any legal disability or incapacity.

                                GENERAL MEETINGS

56. An annual general meeting of the Company shall be held in each year other than the year of incorporation at such time and place as may be determined by the Board.

57. Each general meeting, other than an annual general meeting, shall be called a special general meeting. General meetings may be held in any part of the world as may be determined by the Board.

58. The Board may whenever it thinks fit call special general meetings, and Members holding at the date of deposit of the requisition not less than one-tenth of the paid up capital of the Company carrying the right of voting at general meetings of the Company shall at all times have the right, by written requisition to the Board or the Secretary of the Company stating the business to be transacted, to require a special general meeting to be called by the Board for the transaction of any business specified in such requisition and such meeting shall be held within such period as the Board may consider appropriate.

                           NOTICE OF GENERAL MEETINGS

59. (1) An annual general meeting and any special general meeting shall be called by not less than fourteen (14) clear days' Notice but a general meeting may be called by shorter notice if it is so agreed:

         (a) in the case of a meeting called as an annual general meeting, by all the Members entitled to attend and vote thereat; and

         (b) in the case of any other meeting, by a majority in number of the Members having the right to attend and vote at the meeting, being a majority together holding not less than ninety-five percent (95%) in nominal value of the issued shares giving that right.

         (2) The period of notice shall be exclusive of the day on which it is served or deemed to be served and exclusive of the day on which the meeting is to be held, and the notice shall specify the time and place of the meeting and, in case of special business, the general nature of the business. The notice convening an annual general meeting shall specify the meeting as such. Notice of every general meeting shall be given to all Members other than to such Members as, under the provisions of these Bye-laws or the terms of issue of the shares they hold, are not entitled to receive such notices from the Company, to all persons entitled to a share in consequence of the death or bankruptcy or winding-up of a Member and to each of the Directors and the Auditors.

60. The accidental omission to give Notice of a meeting or (in cases where instruments of proxy are sent out with the Notice) to send such instrument of proxy to, or the non-receipt of such Notice or such instrument of proxy by, any person entitled to receive such Notice shall not invalidate any resolution passed or the proceedings at that meeting.

                         PROCEEDINGS AT GENERAL MEETINGS

61. (1) No business other than the appointment of a chairman of a meeting shall be transacted at any general meeting unless a quorum is present at the commencement of the business unless otherwise expressly provided by these Bye-laws. Members holding at least 25% of all shares in issue entitled to attend and vote in person or by proxy or (in the case of a member being a corporation) save where a higher quorum is stated in the Act by duly authorised representative shall form a quorum for all purposes.

         (2) The annual general meeting of the Company shall consider the election of Directors, the receipt and consideration of the profit and loss account, the balance sheet, the notes thereto and the reports of the Directors and Auditors thereon, the appointment of the Auditors and such other business as the Board considers may properly be brought before the meeting and shall be held on such date as the Board shall each year fix. The day, place and hour of each annual general meeting shall be specified in the notice of the annual general meeting. The meeting may be postponed or adjourned from time to time and place to place at the discretion of the Chairman until its business is completed.

                    To be properly brought before any general meeting by Members, business must be (a) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board, (b) otherwise properly brought before the meeting by or at the direction of the Board, or (c) specified in a notice or requisition given by Members in accordance with the Act and delivered to or mailed and received at the registered office of the Company not less than ninety (90) days before the anniversary date of the previous annual general meeting of the Company in the case of business or resolutions to be considered at an annual general meeting or ninety (90) days before a special general meeting of the Company in the case of business or resolutions to be considered at a special general meeting is held specifying:

                (a)  a description  of the  business  to  be brought  before the
                     general  meeting  and   the  reasons  for  conducting  such
                     business at the general meeting;

                (b) the name and address of the Member intending to propose such business;

                (c) the class and number of shares of the Company which are beneficially owned by the Member;

                (d) a representation that the Member is the registered holder of sufficient shares required by the Act entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business; and

                (e)  any material interest of the Member in such business.

         62. (1)If within thirty (30) minutes (or such longer time not exceeding one hour as the chairman of the meeting may determine to wait) after the time appointed for the meeting a quorum is not present, the meeting, if convened on the requisition of Members, shall be dissolved. In any other case it shall stand adjourned to the same day in the next week at the same time and place or to such time and place as the Board may determine. If at such adjourned meeting a quorum is not present within half an hour from the time appointed for holding the meeting, the meeting shall be dissolved.

             (2)Only persons who are nominated in accordance with the procedures set forth in these Bye-laws shall be eligible for election as Directors. Nominations of persons for election to the Board of Directors of the Company shall only be made at an annual general meeting of the Company. Such nominations shall be made (a) by or at the direction of the Board of Directors or (b) by any Member of the Company entitled to vote for the election of Directors at the meeting who complies with the notice procedures set forth in this Section. Nominations by Members shall be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a Member's notice shall be delivered to or mailed and received at the principal executive offices of the Company not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy (70) days' notice or prior public disclosure of the date of the meeting is given or made to Members, notice by the Member to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. For purposes of this Section, public disclosure shall be deemed to have been made to Members when disclosure of the date of the meeting is first made in a press release reported by the Dow Jones news Services, Associated Press, Reuters Information Services, Inc. or comparable national news service or in a document publicly filed by the Company with Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended.

         Each such notice shall set forth:

         (a) the name and address of the Member who intends to make the nomination and of the person or persons to be nominated;

         (b) a representation that the Member is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

         (c) a description of all arrangements or understandings between the Member and each nominee and any other person or persons (naming such person or persons) pursuant to which nomination or nominations are to be made by the Member; and

         (d) such other information regarding each nominee proposed by such Member as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors.

         To be effective, each notice of intent to make a nomination given hereunder shall be accompanied by the written consent of each nominee to being named in a proxy statement and to serve as a Director of the Company if elected.

         No person shall be eligible for election as a Director of the Company unless nominated in accordance with the procedures set forth in these Bye-laws. The presiding officer of the meeting shall, if the facts warrant, determine and declare to the meeting that nomination was not made in accordance with the procedures prescribed by these Bye-laws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

63. The President of the Company or the Chairman shall preside as chairman at every general meeting. If at any meeting the President or the Chairman, as the case may be, is not present within fifteen (15) minutes after the time appointed for holding the meeting, or if neither of them is willing to act as chairman, the Directors present shall choose one of their number to act, or if one Director only is present he shall preside as chairman if willing to act. If no Director is present, or if each of the Directors present declines to take the chair, or if the Chairman chosen shall retire from the chair, the Members present in person or by proxy and entitled to vote shall elect one of their number to be chairman.

64. The Chairman may, with the consent of any meeting at which a quorum is present (and shall if so directed by the meeting), adjourn the meeting from time to time and from place to place as the meeting shall determine, but no business shall be transacted at any adjourned meeting other than business which might lawfully have been transacted at the meeting had the adjournment not taken place. When a meeting is adjourned for fourteen (14) days or more, at least seven (7) clear days' notice of the adjourned meeting shall be given specifying the time and place of the adjourned meeting but it shall not be necessary to specify in such notice the nature of the business to be transacted at the adjourned meeting and the general nature of the business to be transacted. Save as aforesaid, it shall be unnecessary to give notice of an adjournment. No business shall be transacted at any such adjourned meeting other than the business which might have been transacted at the meeting from which the adjournment took place.

65. If an amendment is proposed to any resolution under consideration but is in good faith ruled out of order by the chairman of the meeting, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling. In the case of a resolution duly proposed as a special resolution, no amendment thereto (other than a mere clerical amendment to correct a patent error) may in any event be considered or voted upon.

                                     VOTING

66. Subject to any special rights or restrictions as to voting for the time being attached to any shares by or in accordance with these Bye-laws, at any general meeting every Member present in person or by proxy or (being a corporation) is present by a duly authorised representative shall have (i) one vote in his capacity as an individual Member exercisable in such manner as the chairman may determine provided that any persons who are acting in concert shall be deemed to be a single Member and entitled to only one vote as an individual Member and (ii) one vote for every fully paid share of which he is the holder but so tha no amount paid up or credited as paid up on a share in advance of calls or installments is treated for the foregoing purposes as paid up on the share.

67. A declaration by the chairman that a resolution has been carried, or carried unanimously, or by a particular majority, or not carried by a particular majority, or lost, and an entry to that effect made in the minute book of the Company, shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded for or against the resolution.

68. In the case of an equality of votes the chairman of such meeting shall be entitled to a second or casting vote in addition to any other vote he may have.

69. Where there are joint holders of any share any one of such joint holder may vote, either in person or by proxy, in respect of such share as if he were solely entitled thereto, but if more than one of such joint holders be present at any meeting the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register in respect of the joint holding. Several executors or administrators of a deceased Member in whose name any share stands shall for the purposes of this Bye-law be deemed joint holders thereof.

70. (1) A Member who is a patient for any purpose relating to mental health or in respect of whom an order has been made by any court having jurisdiction for the protection or management of the affairs of persons incapable of managing their own affairs may vote by his receiver, committee, curator bonis or other person in the nature of a receiver, committee or curator bonis appointed by such court, and such receiver, committee, curator bonis or other person may vote and may otherwise act and be treated as if he were the registered holder of such shares for the purposes of general meetings, provided that such evidence as the Board may require of the authority of the person claiming to vote shall have been deposited at the Office, head office or Registration Office, as appropriate, not less than forty-eight (48) hours before the time appointed for holding the meeting, or adjourned meeting as the case may be.

         (2) Any person entitled under Bye-law 53 to be registered as the holder of any shares may vote at any general meeting in respect thereof in the same manner as if he were the registered holder of such shares, provided that forty-eight (48) hours at least before the time of the holding of the meeting or adjourned meeting, as the case may be, at which he proposes to vote, he shall satisfy the Board of his entitlement to such shares, or the Board shall have previously admitted his right to vote at such meeting in respect thereof.

71. No Member shall, unless the Board otherwise determines, be entitled to attend and vote and to be reckoned in a quorum at any General Meeting unless he is duly registered and all calls or other sums presently payable by him in respect of shares in the Company have been paid.

72.      If:

         (a) any objection shall be raised to the qualification of any voter; or

         (b) any votes have been counted which ought not to have been counted or which might have been rejected; or

         (c) any votes are not counted which ought to have been counted;

the objection or error shall not vitiate the decision of the meeting or adjourned meeting on any resolution unless the same is raised or pointed out at the meeting or, as the case may be, the adjourned meeting at which the vote objected to is given or tendered or at which the error occurs. Any objection or error shall be referred to the Chairman of the meeting and shall only vitiate the decision of the meeting on any resolution if the Chairman decides that the same may have affected the decision of the meeting. The decision of the Chairman on such matters shall be final and conclusive.

73. (1) Subject to the Act, a resolution in writing signed (in such manner as to indicate, expressly or impliedly, unconditional approval) by or on behalf of all persons for the time being entitled to receive notice of and to attend and vote at general meetings of the Company shall, for the purposes of these Bye-laws, be treated as a resolution duly passed at a general meeting of the Company and, where relevant, as a special resolution so passed. Any such resolution shall be deemed to have been passed at a meeting held on the date on which it was signed by the last Member to sign, and where the resolution states a date as being the date of his signature thereof by any Member the statement shall be prima facie evidence that it was signed by him on that date. Such a resolution may consist of several documents in the like form, each signed by one or more relevant Members.

         (2) Notwithstanding any provisions contained in these Bye-laws, a resolution in writing shall not be passed for the purpose of removing a Director before the expiration of his term of office or for the purpose of removing the Auditor.

                    PROXIES AND CORPORATION'S REPRESENTATIVES

74. Any Member entitled to attend and vote at a meeting of the Company shall be entitled to appoint another person as his proxy to attend and vote instead of him. A Member may appoint a proxy in respect of part only of his holding of shares in the Company. A proxy need not be a Member of the Company.

75. The instrument appointing a proxy shall be in writing under the hand of the appointor or of his attorney duly authorised in writing or, if the appointor is a corporation, either under its seal or under the hand of an officer, attorney or other person authorised to sign the same. In the case of an instrument of proxy purporting to be signed on behalf of a corporation by an officer thereof it shall be assumed, unless the contrary appears, that such officer was duly authorised to sign such instrument of proxy on behalf of the corporation without further evidence of the fact.

76. The instrument appointing a proxy and (if required by the Board) the power of attorney or other authority (if any) under which it is signed, or a certified copy of such power or authority, shall be delivered to such place or one of such places (if any) as may be specified for that purpose in or by way of note to or in any document accompanying the notice convening the meeting (or, if no place is so specified at the Registration Office or the Office, as may be appropriate) not less than forty-eight (48) hours before the time appointed for holding the meeting or adjourned meeting at which the person named in the instrument proposes to vote and in default the instrument of proxy shall not be treated as valid. No instrument appointing a proxy shall be valid after the expiration of twelve (12) months from the date named in it as the date of its execution, except at an adjourned meeting in cases where the meeting was originally held within twelve (12) months from such date. Delivery of an instrument appointing a proxy shall not preclude a Member from attending and voting in person at the meeting convened and in such event, the instrument appointing a proxy shall be deemed to be revoked.

77. Instruments of proxy shall be in any common form or in such other form as the Board may approve (provided that this shall not preclude the use of the two-way form) and the Board may, if it thinks fit, send out with the notice of any meeting forms of instrument of proxy for use at the meeting. The instrument of proxy shall be deemed to confer authority to vote on any amendment of a resolution put to the meeting for which it is given as the proxy thinks fit. The instrument of proxy shall, unless the contrary is stated therein, be valid as well for any adjournment of the meeting as for the meeting to which it relates.

78. A vote given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal, or revocation of the instrument of proxy or of the authority under which it was executed, provided that no intimation in writing of such death, insanity or revocation shall have been received by the Company at the Office or the Registration Office (or such other place as may be specified for the delivery of instruments of proxy in the notice convening the meeting or other document sent therewith) two (2) hours at least before the commencement of the meeting or adjourned meeting at which the instrument of proxy is used.

79. Anything which under these Bye-laws a Member may do by proxy he may likewise do by his duly appointed attorney and the provisions of these Bye-laws relating to proxies and instruments appointing proxies shall apply mutatis mutandis in relation to any such attorney and the instrument under which such attorney is appointed.

80. (1) Any corporation which is a Member of the Company may by any authorised officer authorise such person as it thinks fit to act as its representative at any meeting of the Company or any class of Members of the Company. The person so authorised shall be entitled to exercise the same powers on behalf of such corporation as the corporation could exercise if it were an individual Member of the Company and such corporation shall for the purposes of these Bye-laws be deemed to be present in person at any such meeting if a person so authorised is present thereat. Any reference in these Bye-laws to a duly authorised representative of a Member being a corporation shall mean a representative authorised under the provisions of this Bye-law.

         (2) If a clearing house is a Member it shall have only one vote as an individual member and it may authorise such person as it thinks fit to act as its representative at any meeting of the Company or at any meeting of any class of Members. A person so authorised under the provisions of this Bye-law shall be entitled to exercise the same powers on behalf of the clearing house (or its nominee) which he represents as that clearing house (or its nominee) could exercise if it were an individual Member.

                               BOARD OF DIRECTORS

81. (1) Unless otherwise determined by the Company in general meeting, the minimum number of Directors shall be two, and the maximum number of Directors shall be determined by the Board. The Directors shall be elected or appointed in the first place at the statutory meeting of Members and thereafter at an annual general meeting of the Company in accordance with these Bye-laws and shall hold office until the next appointment of Directors or until their successors are elected or appointed. The Directors shall be divided into three classes, as nearly equal in number as possible, with the term of office of the first class to expire at the 1998 annual general meeting of Members, the term of office of the second class to expire at the 1999 annual general meeting of Members and the term of office of the third class to expire at the 2000 annual general meeting of Members, or in each case thereafter when their respective successors are elected and have qualified or upon their earlier death, resignation or removal. At each annual general meeting of Members following such initial classification and election, Directors elected to succeed those Directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual general meeting of Members after their election, or in each case thereafter when their respective successors are elected and have qualified or upon their earlier death, resignation or removal. In the case of the election of Directors, if no candidate for one or more directorship receives the vote required to pass an ordinary resolution, and any vacancies remain to be filled, each person who receives the majority in number of the Members present in person or by proxy and voting thereon shall be elected to fill such vacancies;

         (2) The Directors shall have the power from time to time and at any time to appoint any person as a Director. Any Director so appointed by the Board shall hold office for duration of the term of his directorship.

         (3) Neither a Director nor an alternate Director shall be required to hold any shares of the Company by way of qualification and a Director or alternate Director (as the case may be) who is not a Member shall be entitled to receive notice of and to attend and speak at any general meeting of the Company and of all classes of shares of the Company.

         (4) (i) Subject to paragraph 4(ii) below, a Director may only be removed for Cause before the expiration of his period of office and then only by a special resolution passed at an annual general meeting notwithstanding anything in these Bye-laws or in any agreement between the Company and such Director (but without prejudice to any claim for damages under any such agreement); provided that the notice of any such meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and be served on such Director at least ninety (90) days before the meeting and at such meeting such Director shall be entitled to be heard on the motion for his removal.

                    (ii) The Board of Directors shall also have the power to remove a Director for any cause they reasonably believe to be a proper cause
(whether or not similar to Cause) and to suspend Directors pending a final determination that cause exists for removal.

82. At any general meeting no more than one-third of the Directors for the time being shall be removed.

83. No person shall, unless recommended by the Directors for election or who are nominated in accordance with the procedures set forth in these Bye-laws, be eligible for election as a Director.

84.      The office of a Director shall be vacated if the Director:

               (a) resigns his office by notice in writing delivered to the Company at the Office or tendered at a meeting of the Board whereupon the Board resolves to accept such resignation;

               (b)       becomes of unsound mind or dies;

               (c) without special leave of absence from the Board, is absent from meetings of the Board for six consecutive months, and his alternate Director, if any, shall not during such period have attended in his stead and the Board resolves that his office be vacated; or

               (d)       becomes  bankrupt or has a receiving order made against
                         him  or  suspends   payment  or   compounds   with  his
                         creditors;

               (e)       is prohibited by law from being a Director; or

               (f) ceases to be a Director by virtue of any provision of the Act or is removed from office pursuant to these Bye-laws.

                               EXECUTIVE DIRECTORS

85. The Board may from time to time appoint any one or more of its body to be a Managing Director, Chief Executive Officer or to hold any other employment or executive office with the Company for such period (subject to their continuance as Directors) and upon such terms as the Board may determine and the Board may revoke or terminate any of such appointments. Any such revocation or termination as aforesaid shall be without prejudice to any claim for damages that such Director may have against the Company or the Company may have against such Director. A Director appointed to an office under this Bye-law shall be subject to the same provisions as to removal as the other Directors of the Company, and he shall (subject to the provisions of any contract between him and the Company) ipso facto and immediately cease to hold such office if he shall cease to hold the office of Director for any cause.

86. Notwithstanding any other provision in these Bye-laws, an executive Director appointed to an office under these Bye-laws shall receive such remuneration (whether by way of salary, commission, participation in profits or otherwise or by all or any of those modes) and such other benefits (including pension and/ or gratuity and/or other benefits on retirement) and allowances as the Board may from time to time determine, and either in addition to or in lieu of his remuneration as a Director.

                               ALTERNATE DIRECTORS

87. Any Director may at any time by Notice delivered to the Office or head office or at a meeting of the Directors appoint any person to be his alternate Director. Any person so appointed shall have all the rights and powers of the Director or Directors for whom such person is appointed in the alternative provided that such person shall not be counted more than once in determining whether or not a quorum is present. An alternate Director may be removed at any time by the body which appointed him and, subject thereto, the office of alternate Director shall continue until the next annual election of Directors or, if earlier, the date on which the relevant Director ceases to be a Director. Any appointment or removal of an alternate Director shall be effected by Notice signed by the appointor and delivered to the Office or head office or tendered at a meeting of the Board. An alternate Director may also be a Director in his own right and may act as alternate to more than one Director. An alternate Director shall, if his appointor so requests, be entitled to receive notices of meetings of the Board or of committees of the Board to the same extent as, but in lieu of, the Director appointing him and shall be entitled to such extent to attend and vote as a Director at any such meeting at which the Director appointing him is not personally present and generally at such meeting to exercise and discharge all the functions, powers and duties of his appointor as a Director and for the purposes of the proceedings at such meeting the provisions of these Bye-laws shall apply as if he were a Director save that as an alternate for more than one Director his voting rights shall be cumulative.

88. An alternate Director shall only be a Director for the purposes of the Act and shall only be subject to the provisions of the Act insofar as they relate to the duties and obligations of a Director when performing the functions of the Director for whom he is appointed in the alternative and shall alone be responsible to the Company for his acts and defaults and shall not be deemed to be the agent of or for the Director appointing him. An alternate Director shall be entitled to contract and be interested in and benefit from contracts or arrangements or transactions and to be repaid expenses and to be indemnified by the Company to the same extent mutatis mutandis as if he were a Director but he shall not be entitled to receive from the Company any fee in his capacity as an alternate Director except only such part, if any, of the remuneration otherwise payable to his appointor as such appointor may by notice in writing to the Company from time to time direct.

89. Every person acting as an alternate Director shall have one vote for each Director for whom he acts as alternate (in addition to his own vote if he is also a Director). If his appointor is for the time being unavailable or unable to act, the signature of an alternate Director to any resolution in writing of the Board or a committee of the Board of which his appointor is a member shall, unless the notice of his appointment provides to the contrary, be as effective as the signature of his appointor.

90. An alternate Director shall ipso facto cease to be an alternate Director if his appointor ceases for any reason to be a Director, however, such alternate Director or any other person may be re-appointed by the Directors to serve as an alternate Director PROVIDED always that, if at any meeting any Director retires but is re-elected at the same meeting, any appointment of such alternate Director pursuant to these Bye-laws which was in force immediately before his retirement shall remain in force as though he had not retired.

                          DIRECTORS' FEES AND EXPENSES

91. The ordinary remuneration of the Directors shall from time to time be determined by the Board and shall (unless otherwise directed by the resolution by which it is voted) be divided amongst the Board in such proportions and in such manner as the Board may agree or, failing agreement, equally, except that any Director who shall hold office for part only of the period in respect of which such remuneration is payable shall be entitled only to rank in such division for a proportion of remuneration related to the period during which he has held office. Such remuneration shall be deemed to accrue from day to day.

92. Each Director shall be entitled to be repaid or prepaid all traveling, hotel and incidental expenses reasonably incurred or expected to be incurred by him in attending meetings of the Board or committees of the Board or general meetings or separate meetings of any class of shares or of debentures of the Company or otherwise in connection with the discharge of his duties as a Director.

93. Any Director who, by request, goes or resides abroad for any purpose of the Company or who performs services which in the opinion of the Board go beyond the ordinary duties of a Director may be paid such extra remuneration (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine and such extra remuneration shall be in addition to or in substitution for any ordinary remuneration provided for by or pursuant to any other Bye-law.

94. The Board shall obtain the approval of the Company in general meeting before making any payment to any Director or past Director of the Company by way of compensation for loss of office, or as consideration for or in connection with his retirement from office (not being payment to which the Director is contractually entitled).

                       DIRECTORS' AND OFFICERS' INTERESTS

95.      A Director may:

         (a) hold any other office or place of profit with the Company (except that of Auditor) in conjunction with his office of Director for such period and, subject to the relevant provisions of the Act, upon such terms as the Board may determine. Any remuneration (whether by way of salary, commission, participation in profits or otherwise) paid to any Director in respect of any such other office or place of profit shall be in addition to any remuneration provided for by or pursuant to any other Bye-law;

          (b) act by himself or his firm in a professional capacity for the Company (otherwise than as Auditor) and he or his firm may be remunerated for professional services as if he were not a Director;

          (c) continue to be or become a director, managing director, joint managing Director, deputy managing director, executive director, manager or other officer or member of any other company promoted by the Company or in which the Company may be interested as a vendor, shareholder or otherwise and (unless otherwise agreed) no such Director shall be accountable for any remuneration, profits or other benefits received by him as a director, managing director, joint managing director, deputy managing director, executive director, manager or other officer or member of or from his interests in any such other company. Subject as otherwise provided by these Bye-laws the Directors may exercise or cause to be exercised the voting powers conferred by the shares in any other company held or owned by the Company, or exercisable by them as Directors of such other company in such manner in all respects as they think fit (including the exercise thereof in favour of any resolution appointing themselves or any of them directors, managing directors, joint managing directors, deputy managing directors, executive directors, managers or other officers of such company) or voting or providing for the payment of remuneration to the director, managing director, joint managing director, deputy managing director, executive director, manager or other officers of such other company and any Director may vote in favour of the exercise of such voting rights in manner aforesaid notwithstanding that he may be, or about to be, appointed a director, managing director, joint managing director, deputy managing director, executive director, manager or other officer of such a company, and that as such he is or may become interested in the exercise of such voting rights in manner aforesaid.

96. Subject to the Act and to these Bye-laws, no Director or officer or proposed or intending Director or officer shall be disqualified by his office from contracting with the Company, either with regard to his tenure of any office or place of profit or as vendor, purchaser or in any other manner whatever, nor shall any such contract or any other contract or arrangement in which any Director or officer is in any way interested be liable to be avoided, nor shall any Director or officer so contracting or being so interested be liable to account to the Company or the Members for any remuneration, profit or other benefits realised by any such contract or arrangement by reason of such Director or officer holding that office or of the fiduciary relationship thereby established provided that such Director or officer shall disclose the nature of his interest in any contract or arrangement in which he is interested in accordance with Bye-law 98 herein.

97. A Director or officer who to his knowledge is in any way, whether directly or indirectly, interested in a contract or arrangement or proposed contract or arrangement with the Company shall declare the nature of his interest at the meeting of the Board at which the question of entering into the contract or arrangement is first considered, if he knows his interest then exists, or in any other case at the first meeting of the Board after he knows that he is or has become so interested.

98. For the purposes of the last preceding Bye-law, a general notice to the Board by a Director to the effect that:

         (a) he is a member or officer of a specified company or firm and is to be regarded as interested in any contract or arrangement which may after the date of the notice be made with that company or firm; or

         (b) he is to be regarded as interested in any contract or arrangement which may after the date of the notice be made with a specified person who is connected with him;

shall be deemed to be a sufficient declaration of interest under this Bye-law in relation to any such contract or arrangement, provided that no such notice shall be effective unless either it is given at a meeting of the Board or the Director or officer takes reasonable steps to secure that it is brought up and read at the next Board meeting after it is given.

                         GENERAL POWERS OF THE DIRECTORS

99. (1) The business of the Company shall be managed and conducted by the Board, which may pay all expenses incurred in forming and registering the Company and may exercise all powers of the Company (whether relating to the management of the business of the Company or otherwise) which are not by the Act or by these Bye-laws required to be exercised by the Company in general meeting, subject nevertheless to the provisions of the Act and of these Bye-laws. The general powers given by this Bye-law shall not be limited or restricted by any special authority or power given to the Board by any other Bye-law.

       (2) Any person contracting or dealing with the Company in the ordinary course of business shall be entitled to rely on any written or oral contract or agreement or deed, document or instrument entered into or executed as the case may be by any two of the Directors acting jointly on behalf of the Company and the same shall be deemed to be validly entered into or executed by the Company as the case may be and shall, subject to any rule of law, be binding on the Company.

       (3) Without prejudice to the general powers conferred by these Bye-laws it is hereby expressly declared that the Board shall have the following powers, namely:

             (a) to give to any person the right or option of requiring at a future date that an allotment shall be made to him of any share at par or at such premium as may be agreed.

             (b) to give to any Directors, officers or servants of the Company an interest in any particular business or transaction or participation in the profits thereof or in the general profits of the Company either in addition to or in substitution for a salary or other remuneration.

100. The Board may establish any regional or local boards or agencies for managing any of the affairs of the Company in any place, and may appoint any persons to be members of such local boards, or any managers or agents, and may fix their remuneration (either by way of salary or by commission or by conferring the right to participation in the profits of the Company or by a combination of two or more of these modes) and pay the working expenses of any staff employed by them upon the business of the Company. The Board may delegate to any regional or local board, manager or agent any of the powers, authorities and discretions vested in or exercisable by the Board (other than its powers to make calls and forfeit shares), with power to sub-delegate, and may authorise the members of any of them to fill any vacancies therein and to act notwithstanding vacancies. Any such appointment or delegation may be made upon such terms and subject to such conditions as the Board may think fit, and the Board may remove any person appointed as aforesaid, and may revoke or vary such delegation, but no person dealing in good faith and without notice of any such revocation or variation shall be affected thereby.

101. The Board may by power of attorney appoint under the Seal any company, firm or person or any fluctuating body of persons, whether nominated directly or indirectly by the Board, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board under these Bye-laws) and for such period and subject to such conditions as it may think fit, and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board may think fit, and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions vested in him. Such attorney or attorneys may, if so authorised under the Seal of the Company, execute any deed or instrument under their personal seal with the same effect as the affixation of the Company's Seal.

102.  The Board may  entrust  to and  confer  upon a  Managing  Director,  Joint
Managing Director, Deputy Managing Director, an Executive Director or any Director any of the powers exercisable by it upon such terms and conditions and with such restrictions as it thinks fit, and either collaterally with, or to the exclusion of, its own powers, and may from time to time revoke or vary all or any of such powers but no person dealing in good faith and without notice of such revocation or variation shall be affected thereby.

103. All cheque, promissory notes, drafts, bills of exchange and other instruments, whether negotiable or transferable or not, and all receipts for moneys paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as the Board shall from time to time by resolution determine. The Company's banking accounts shall be kept with such banker or bankers as the Board shall from time to time determine.

104. (1) The Board may establish or concur or join with other companies (being subsidiary companies of the Company or companies with which it is associated in business) in establishing and making contributions out of the Company's moneys to any schemes or funds for providing pensions, sickness or compassionate allowances, life assurance or other benefits for employees (which expression as used in this and the following paragraph shall include any Director or ex-Director who may hold or have held any executive office or any office of profit under the Company or any of its subsidiary companies) and ex-employees of the Company and their dependents or any class or classes of such person.

             (2) The Board may pay, enter into agreements to pay or make grants of revocable or irrevocable, and either subject or not subject to any terms or conditions, pensions or other benefits to employees and ex-employees and their dependents, or to any of such persons, including pensions or benefits additional to those, if any, to which such employees or ex-employees or their dependents are or may become entitled under any such scheme or fund as mentioned in the last preceding paragraph. Any such pension or benefit may, as the Board considers desirable, be granted to an employee either before and in anticipation of or upon or at any time after his actual retirement.

105. The Board may exercise all the powers of the Company to raise or borrow money and to mortgage or charge all or any part of the undertaking, property and assets (present and future) and uncalled capital of the Company and, subject to the Act, to issue debentures, bonds and other securities, whether outright or as collateral security for any debt, liability or obligation of the Company or of any third party.

106. Debentures, bonds and other securities may be made assignable free from any equities between the Company and the person to whom the same may be issued.

107. Any debentures, bonds or other securities may be issued at a discount (other than shares), premium or otherwise and with any special privileges as to redemption, surrender, drawings, allotment of shares, attending and voting at general meetings of the Company, appointment of Directors and otherwise.

108. Where any uncalled capital of the Company is charged, all persons taking any subsequent charge thereon shall take the same subject to such prior charge, and shall not be entitled, by notice to the members or otherwise, to obtain priority over such prior charge.

                          PROCEEDINGS OF THE DIRECTORS

109. The Board may meet for the  despatch  of  business,  adjourn  and otherwise
regulate its meetings as it  considers appropriate.   Questions  arising  at any
meeting shall be determined by a majority of votes.

110. A meeting of the Board may be convened by the Secretary on request of the Chairman or any two Directors. The Secretary shall convene a meeting of the Board of which notice may be given in writing or by telephone or in such other manner as the Board may from time to time determine whenever he shall be required so to do by the President or Chairman, as the case may be, or any Director. Any Director may waive notice of any meeting either prospectively or retrospectively.

111. (1) The quorum necessary for the transaction of the business of the Board shall be a majority of the Directors then in office. An alternate Director shall be counted in a quorum in the case of the absence of a Director for whom he is the alternate provided that he shall not be counted more than once for the purpose of determining whether or not a quorum is present.

             (2) Directors may participate in any meeting of the Board by means of a conference telephone or other communications equipment through which all persons participating in the meeting can communicate with each other simultaneously and instantaneously and, for the purpose of counting a quorum, such participation shall constitute presence at a Meeting as if those participating were present in person.

             (3) Any Director who ceases to be a Director at a Board meeting may continue to be present and to act as a Director and be counted in the quorum until the termination of such Board meeting if no other Director objects and if otherwise a quorum of Directors would not be present.

112. The remaining Directors or a sole remaining Director may act notwithstanding any vacancy in the Board but, if and so long as the number of Directors is reduced below the minimum number fixed by or in accordance with these Bye-laws, the remaining Directors or Director, notwithstanding that the number of Directors is below the number fixed by or in accordance with these Bye-laws as the quorum or that there is only one remaining Director, may act for the purpose of filling vacancies in the Board or of summoning general meetings of the Company but not for any other purpose.

113. The Board may elect a chairman and one or more deputy chairman of its meetings and determine the period for which they are respectively to hold such office. If no chairman or deputy chairman is elected, or if at any meeting neither the chairman nor any deputy chairman is present within five (5) minutes after the time appointed for holding the same, the Directors present may choose one of their number to be chairman of the meeting.

114. A meeting of the Board at which a quorum is present shall be competent to exercise all the powers, authorities and discretions for the time being vested in or exercisable by the Board.

115. (1) The Board may delegate any of its powers, authorities and discretions to committees, consisting of such Director, officer, Directors or officers as it thinks fit, and they may, from time to time, revoke such delegation or revoke the appointment of and discharge any such committees either wholly or in part, and either as to persons or purposes. Any committee so formed shall, in the exercise of the powers, authorities and discretions so delegated, conform to any regulations which may be imposed on it by the Board.

       (2) All acts done by any such committee in conformity with such regulations, and in fulfillment of the purposes for which it was appointed, but not otherwise, shall have like force and effect as if done by the Board, and the Board shall have power, with the consent of the Company in general meeting, to remunerate the members of any such committee, and charge such remuneration to the current expenses of the Company.

116. The meetings and proceedings of any committee consisting of two or more members shall be governed by the provisions contained in these Bye-laws for regulating the meetings and proceedings of the Board so far as the same are applicable and are not superseded by any regulations imposed by the Board under the last preceding Bye-law.

117. A resolution in writing signed by all the Directors except such as are temporarily unable to act through ill-health or disability, and all the alternate Directors, if appropriate, whose appointors are temporarily unable to act as aforesaid shall (provided that such number is sufficient to constitute a quorum and further provided that a copy of such resolution has been given or the contents thereof communicated to all the Directors for the time being entitled to receive notices of Board meetings in the same manner as notices of meetings are required to be given by these Bye-laws) be as valid and effectual as if a resolution had been passed at a meeting of the Board duly convened and held. Such resolution may be contained in one document or in several documents in like form each signed by one or more of the Directors or alternate Directors and for this purpose a facsimile signature of a Director or an alternate Director shall be treated as valid.

118. All acts bona fide done by the Board or by any committee or by any person acting as a Director or members of a committee, shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any member or the Board or such committee or person acting as aforesaid or that they or any of them were disqualified or had vacated office, be as valid as if every such person had been duly appointed and was qualified and had continued to be a Director or member of such committee.

                                    MANAGERS

119. The Board may from time to time appoint a General Manager, a Manager or Managers of the Company and may fix his or their remuneration either by way of salary or commission or by conferring the right to participation in the profits of the Company or by a combination of two or more of these modes and pay the working expenses of any of the staff of the General Manager, Manager or Managers who may be employed by him or them upon the business of the Company.

120. The appointment of such General Manager, Manager or Managers may be for such period as the Board may decide, and the Board may confer upon him or them all or any of the powers of the Board as they may think fit.

121. The Board may enter into such agreement or agreements with any such General Manager, Manager or Managers upon such terms and conditions in all respects as the Board may in their absolute discretion think fit, including a power for such General Manager, Manager or Managers to appoint an Assistant Manager or Managers or other employees whatsoever under them for the purpose of carrying on the business of the Company.

                                    OFFICERS

122. (1) The officers of the Company shall consist of the president, vice president, chairman, deputy chairman, the Directors and Secretary and such additional officers (who may or may not be Directors) as the Board may from time to time determine, all of whom shall be deemed to be officers for the purposes of the Act and these Bye-laws.

       (2) The Directors shall, as soon as may be after each appointment or election of Directors, elect amongst the Directors a president and a vice president or a chairman and a deputy chairman; and if more than one (1) Director is proposed for either of these offices, the election to such office shall take place in such manner as the Directors may determine.

       (3) The officers shall receive such remuneration as the Directors may from time to time determine.

       (4) The Company may in accordance with the Act appoint a resident representative ordinarily resident in Bermuda and the resident representative shall maintain an office in Bermuda and comply with the provisions of the Act. The Company shall provide the resident representative with such documents and information as the resident representative may require in order to be able to comply with the provisions of the Act. The resident representative shall be entitled to have notice of, attend and be heard at any Directors' meeting or general meeting of the Company.

123. (1) The Secretary and additional officers, if any, shall be appointed by the Board and shall hold office on such terms and for such period as the Board may determine. If thought fit, two (2) or more persons may be appointed as joint Secretaries. The Board may also appoint from time to time on such terms as it thinks fit one or more assistant or deputy Secretaries.

       (2) The Secretary or an assistant or deputy Secretary shall attend all meetings of the Members and shall keep correct minutes of such meetings and enter the same in the proper books provided for the purpose. He shall perform such other duties as are prescribed by the Act or these Bye-laws or as may be prescribed by the Board.

124. The President or the Chairman, as the case may be, shall act as chairman at all meetings of the Members and of the Directors at which he is present. In his absence a chairman shall be appointed or elected by those present at the meeting.

125. The officers of the Company shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Directors from time to time.

126. A provision of the Act or of these Bye-laws requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as or in place of the Secretary.

                       REGISTER OF DIRECTORS AND OFFICERS

127.   (1)   The Board shall cause to be kept in one or more books at its Office a Register of Directors and Officers and shall enter therein the particulars required by the Act.

       (2) The Register of Directors and Officers shall be open to inspection by members of the public without charge at the Office between 10:00 a.m. and 12:00 noon on every business day.

                                     MINUTES

128. The Board shall cause Minutes to be duly entered in books provided for the purpose:

       (a)   of all elections and appointments of officers;

       (b) of the names of the Directors present at each meeting of the Directors and of any committee of the Directors;

       (c) of all resolutions and proceedings of each general meeting of the Members, meetings of the Board and meetings of committees of the Board.

                                      SEAL

129. (1) The Company shall have one or more Seals, as the Board may determine. For the purpose of sealing documents creating or evidencing securities issued by the Company, the Company may have a securities seal which is a facsimile of the Seal of the Company with the addition of the words "Securities Seal" on its face or in such other form as the Board may approve. The Board shall provide for the custody of each Seal and no Seal shall be used without the authority of the Board or of a committee of the Board authorised by the Board in that behalf. Subject as otherwise provided in these Bye-laws, any instrument to which a Seal is affixed shall be signed autographically by one Director and the Secretary or by two Directors or by such other person (including a Director) or persons as the Board may appoint, either generally or in any particular case, save that as regards any certificates for shares or debentures or other securities of the Company the Board may by resolution determine that such signatures or either of them shall be dispensed with or affixed by some method or system of mechanical signature. Every instrument executed in manner provided by this Bye-law shall be deemed to be sealed and executed with the authority of the Board previously given.

       (2) Where the Company has a Seal for use abroad, the Board may by writing under the Seal appoint any agent or committee abroad to be the duly authorised agent of the Company for the purpose of affixing and using such Seal and the Board may impose restrictions on the use thereof as may be thought fit. Wherever in these Bye-laws reference is made to the Seal, the reference shall, when and so far as may be applicable, be deemed to include any such other Seal as aforesaid.

130. Any Director or the Secretary or any person appointed by the Board for the purpose may authenticate (by affixing the seal or otherwise) any documents affecting the constitution of the Company and any resolution passed by the Company or the Board or any committee, and any books, records, documents and accounts relating to the business of the Company, and to certify copies thereof or extracts therefrom as true copies or extracts, and if any books, records, documents or accounts are elsewhere than at the Office or the head office the local manager or other officer of the Company having the custody thereof shall be deemed to be a person so appointed by the Board. A document purporting to be a copy of a resolution, or an extract from the minutes of a meeting, of the Company or of the Board or any committee which is so certified shall be conclusive evidence in favour of all persons dealing with the Company upon the faith thereof that such resolution has been duly passed or, as the case may be, that such minutes or extract is a true and accurate record of proceedings at a duly constituted meeting.

                            DESTRUCTION OF DOCUMENTS

131. The Company shall be entitled to destroy the following documents at the following times:

         (a)      any share  certificate  which has  been canceled  at any  time
                  after   the  expiry  of  one  (1)  year  from the date of such
                  cancellation;

         (b) any dividend mandate or any variation or cancellation thereof or any notification of change of name or address at any time after the expiry of two (2) years from the date such mandate variation cancellation or notification was recorded by the Company;

         (c) any instrument of transfer of shares which has been registered at any time after the expiry of seven (7) years from the date of registration;

         (d) any allotment letters after the expiry of seven (7) years from the date of issue thereof; and

         (e) copies of powers of attorney, grants of probate and letters of administration at any time after the expiry of seven (7) years after the account to which the relevant power of attorney, grant of probate or letters of administration related has been closed;

and it shall conclusively be presumed in favour of the Company that every entry in the Register purporting to be made on the basis of any such documents so destroyed was duly and properly made and every share certificate so destroyed was a valid certificate duly and properly canceled and that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered and that every other document destroyed hereunder was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company. Provided always that: (1) the foregoing provisions of this Bye-law shall apply only to the destruction of a document in good faith and without express notice to the Company that the preservation of such document was relevant to a claim; (2) nothing contained in this Bye-law shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than as aforesaid or in any case where the conditions of proviso (1) above are not fulfilled; and (3) references in this Bye-law to the destruction of any document include references to its disposal in any manner.

                           DIVIDENDS AND DISTRIBUTIONS

132. (1) Subject to the Act and these Bye-laws, the Board may from time to time declare dividends in any currency to be paid to the Members or make a distribution to the Members out of any contributed surplus (as ascertained in accordance with the Act).

         (2) The Board may adopt a scheme or arrangement shareholder rights plan granting rights entitling the Members (or certain specified Members) to acquire shares (of any class) or assets of the Company or a subsidiary of the Company and such scheme or arrangement or plan may be amended or varied in accordance with the terms thereof.

133. No dividend shall be paid or distribution made out of contributed surplus if to do so would render the Company unable to pay its liabilities as they become due or the realisable value of its assets would thereby become less than the aggregate of its liabilities and its issued share capital and share premium accounts.

134. Except in so far as the rights attaching to, or the terms of issue of, any share otherwise provide:

         (a) all dividends shall be declared and paid according to the amounts paid up on the shares in respect of which the dividend is paid, but no amount paid up on a share in advance of calls shall be treated for the purposes of this Bye-law as paid up on the share; and

         (b) all dividends shall be apportioned and paid pro rata according to the amounts paid up on the shares during any portion or portions of the period in respect of which the dividend is paid.

135. The Board may from time to time pay to the Members such interim dividends as appear to the Board to be justified by the profits of the Company and in particular (but without prejudice to the generality of the foregoing) if at any time the share capital of the Company is divided into different classes, the Board may pay such interim dividends in respect of those shares in the capital of the Company which confer on the holders thereof deferred or non-preferential rights as well as in respect of those shares which confer on the holders thereof preferential rights with regard to dividend and provided that the Board acts bona fide the Board shall not incur any responsibility to the holders of shares conferring any preference for any damage that they may suffer by reason of the payment of an interim dividend on any shares having deferred or non-preferential rights and may also pay any fixed dividend which is payable on any shares of the Company half-yearly or on any other dates, whenever such profits, in the opinion of the Board, justifies such payment.

136. The Board may deduct from any dividend or other moneys payable to a Member by the Company on or in respect of any shares all sums of money (if any) presently payable by him to the Company on account of calls or otherwise.

137. No dividend or other moneys payable by the Company on or in respect of any share shall bear interest against the Company.

138. Any dividend, interest or other sum payable in cash to the holder of shares may be paid by cheque or warrant sent through the post addressed to the holder at his registered address or, in the case of joint holders, addressed to the holder whose name stands first in the Register in respect of the shares at his address as appearing in the Register or addressed to such person and at such address as the holder or joint holders may in writing direct. Every such cheque or warrant shall, unless the holder or joint holders otherwise direct, be made payable to the order of the holder or, in the case of joint holders, to the order of the holder whose name stands first on the Register in respect of such shares, and shall be sent at his or their risk and payment of the cheque or warrant by the bank on which it is drawn shall constitute a good discharge to the Company notwithstanding that it may subsequently appear that the same has been stolen or that any endorsement thereon has been forged. Any one of two or more joint holders may give effectual receipts for any dividends or other moneys payable or property distributable in respect of the shares held by such joint holders.

139. All dividends or bonuses unclaimed for one (1) year after having been declared may be invested or otherwise made use of by the Board for the benefit of the Company until claimed. Any dividend or bonuses unclaimed after a period of six (6) years from the date of declaration shall be forfeited and shall revert to the Company. The payment by the Board of any unclaimed dividend or other sums payable on or in respect of a share into a separate account shall not constitute the Company a trustee in respect thereof.

140. The Board may resolve that dividends be satisfied wholly or in part by the distribution of specific assets of any kind and in particular of paid up shares, debentures or warrants to subscribe securities of the Company or any other company, or in any one or more of such ways, and where any difficulty arises in regard to the distribution the Board may settle the same as it thinks expedient, and in particular may issue certificates in respect of fractions of shares, disregard fractional entitlements or round the same up or down, and may fix the value for distribution of such specific assets, or any part thereof, and may determine that cash payments shall be made to any members upon the footing of the value so fixed in order to adjust the rights of all parties, and may vest any such specific assets in trustees as may seem expedient to the Board and may appoint any person to sign any requisite instruments of transfer and other documents on behalf of the persons entitled to the dividend, and such appointment shall be effective and binding on the Members. The Board may resolve that no such assets shall be made available to Members with registered addresses in any particular territory or territories where, in the absence of a registration statement or other special formalities, such distribution of assets would or might, in the opinion of the Board, be unlawful or impracticable and in such event the only entitlement of the Members aforesaid shall be to receive cash payments as aforesaid. Members affected as a result of the foregoing sentence shall not be or be deemed to be a separate class of Members for any purpose whatsoever.

141.     (1)        Whenever  the Board has  resolved that a dividend be paid or declared on any class of the share capital of the Company, the Board may further resolve either:

         (a) that such dividend be satisfied wholly or in part in the form of an allotment of shares credited as fully paid up, provided that the Members entitled thereto will be entitled to elect to receive such dividend (or part thereof if the Board so determines) in cash in lieu of such allotment. In such case, the following provisions shall apply:

                    (i) the basis of any such allotment shall be determined by the Board;

                    (ii) the Board, after determining the basis of allotment, shall give not less than two (2) weeks' notice in writing to the holders of the relevant shares of the right of election accorded to them and shall send with such notice forms of election and specify the procedure to be followed and the place at which and the latest date and time by which duly completed forms of election must be lodged in order to be effective;

                    (iii) the right of election may be exercised in respect of the whole or part of that portion of the dividend in respect of which the right of election has been accorded; and

                    (iv) the dividend (or that part of the dividend to be satisfied by the allotment of shares as aforesaid) shall not be payable in cash on shares in respect whereof the cash election has not been duly exercised ("the non-elected shares") and in satisfaction thereof shares of the relevant class shall be allotted credited as fully paid up to the holders of the non-elected shares on the basis of allotment determined as aforesaid and for such purpose the Board shall capitalise and apply out of any part of the undivided profits of the Company (including profits carried and standing to the credit of any reserves or other special account other than the Subscription Rights Reserve) as the Board may determine, such sum as may be required to pay up in full the appropriate number of shares of the relevant class for allotment and distribution to and amongst the holders of the non-elected shares on such basis; or

         (b) that the Members entitled to such dividend shall be entitled to elect to receive an allotment of shares credited as fully paid up in lieu of the whole or such part of the dividend as the Board may think fit. In such case, the following provisions shall apply:

                    (i) the basis of any such allotment shall be determined by the Board;

                    (ii) the Board, after determining the basis of allotment, shall give not less than two (2) weeks' notice in writing to the holders of the relevant shares of the right of election accorded to them and shall send with such notice forms of election and specify the procedure to be followed and the place at which and the latest date and time by which duly completed forms of election must be lodged in order to be effective;

                    (iii) the right of election may be exercised in respect of the whole or part of that portion of the dividend in respect of which the right of election has been accorded; and

                    (iv) the dividend (or that part of the dividend in respect of which a right of election has been accorded) shall not be payable in cash on shares in respect whereof the share election has been duly exercised ("the elected shares") and in lieu thereof shares of the relevant class shall be allotted credited as fully paid up to the holders of the elected shares on the basis of allotment determined as aforesaid and for such purpose the Board shall capitalise and apply out of any part of the undivided profits of the Company (including profits carried and standing to the credit of any reserves or other special account other than the Subscription Rights Reserve) as the Board may determine, such sum as may be required to pay up in full the appropriate number of shares of the relevant class for allotment and distribution to and amongst the holders of the elected shares on such basis.

         (2)        (a)      The shares allotted  pursuant to the  provisions of
                             paragraph  (1)  of  this  Bye-law  shall  rank pari
                             passu  in  all  respects  with  shares of  the same
                             class (if any)  then in issue  save only as regards
                             participation  in  the relevant  dividend or in any
                             other  distributions, bonuses or rights paid, made,
                             declared or announced prior to or contemporaneously
                             with  the  payment  or  declaration of the relevant
                             dividend   unless,   contemporaneously   with   the
                             announcement by  the  Board  of  their  proposal to
                             apply the provisions  of  sub-paragraph  (a) or (b)
                             of paragraph (2) of this Bye-law in relation to the
                             relevant dividend  or contemporaneously  with their
                             announcement  of the  distribution, bonus or rights
                             in question,  the  Board  shall  specify  that  the
                             shares to be  allotted  pursuant  to the provisions
                             of paragraph (1) of  this  Bye-law shall  rank  for
                             participation  in  such  distribution,   bonus   or
                             rights.

                    (b) The Board may do all acts and things considered necessary or expedient to give effect to any capitalisation pursuant to the provisions of paragraph (1) of this Bye-law, with full power to the Board to make such provisions as it thinks fit in the case of shares becoming distributable in fractions (including provisions whereby, in whole or in part, fractional entitlements are aggregated and sold and the net proceeds distributed to those entitled, or are disregarded or rounded up or down or whereby the benefit of fractional entitlements accrues to the Company rather than to the members concerned). The Board may authorise any person to enter into on behalf of all Members interested, an agreement with the Company providing for such capitalisation and matters incidental thereto and any agreement made pursuant to such authority shall be effective and binding on all concerned.

         (3) The Board may resolve in respect of any one particular dividend of the Company that notwithstanding the provisions of paragraph (1) of this Bye-law a dividend may be satisfied wholly in the form of an allotment of shares credited as fully paid up without offering any right to Members to elect to receive such dividend in cash in lieu of such allotment.

         (4) The Board may on any occasion determine that rights of election and the allotment of shares under paragraph (1) of this Bye-law shall not be made available or made to any Members with registered addresses in any territory where, in the absence of a registration statement or other special formalities, the circulation of an offer of such rights of election or the allotment of shares would or might, in the opinion of the Board, be unlawful or impracticable, and in such event the provisions aforesaid shall be read and construed subject to such determination. Members affected as a result of the foregoing sentence shall not be or be deemed to be a separate class of Members for any purpose whatsoever.

         (5) Any resolution declaring a dividend on shares of any class may specify that the same shall be payable or distributable to the persons registered as the holders of such shares at the close of business on a particular date, notwithstanding that it may be a date prior to that on which the resolution is passed, and thereupon the dividend shall be payable or distributable to them in accordance with their respective holdings so registered, but without prejudice to the rights inter se in respect of such dividend of transferors and transferees of any such shares. The provisions of this Bye-law shall mutatis mutandis apply to bonuses, capitalisation issues, distributions of realised capital profits or offers or grants made by the Company to the Members.

142. Before declaring any dividend, the Board may set aside out of the profits of the Company such sums as it determines as reserves which shall, at the discretion of the Board, be applicable for any purpose to which the profits of the Company may be properly applied and pending such application may, also at such discretion, either be employed in the business of the Company or be invested in such investments as the Board may from time to time think fit and so that it shall not be necessary to keep any investments constituting the reserve or reserves separate or distinct from any other investments of the Company. The Board may also without placing the same to reserve carry forward any profits which it may think prudent not to distribute.

                                 CAPITALISATION

143. The Board may resolve to capitalise any part of the amount for the time being standing to the credit of any reserve account or to the credit of the profit and loss account or otherwise available for distribution by applying such sum in paying up (i) unissued shares, debentures or other obligations to be allotted or distributed fully paid pro rata to the Members or any class of Members or (ii) in full partly paid shares of those Members who would have been entitled to such sums if they were distributed by way of dividend or distribution. In addition, the Board may resolve to capitalise any part of the amount for the time being standing to the credit of the Company's share premium account by applying such sum in paying up unissued shares to be issued to the Members, or class of Members, as fully paid bonus shares.

144. The Board may settle, as it considers appropriate, any difficulty arising in regard to any distribution under the last preceding Bye-law and in particular may issue certificates in respect of fractions of shares or authorise any person to sell and transfer any fractions or may resolve that the distribution should be as nearly as may be practicable in the correct proportion but not exactly so or may ignore fractions altogether, and may determine that cash payments shall be made to any Members in order to adjust the rights of all parties, as may seem expedient to the Board. The Board may appoint any person to sign on behalf of the persons entitled to participate in the distribution any contract necessary or desirable for giving effect thereto and such appointment shall be effective and binding upon the Members.

                           SUBSCRIPTION RIGHTS RESERVE

145. The following provisions shall have effect to the extent that they are not prohibited by and are in compliance with the Act:

         (1) If, so long as any of the rights attached to any warrants issued by the Company to subscribe for shares of the Company shall remain exercisable, the Company does any act or engages in any transaction which, as a result of any adjustments to the subscription price in accordance with the provisions of the conditions of the warrants, would reduce the subscription price to below the par value of a share, then the following provisions shall apply:

         (a) as from the date of such act or transaction the Company shall establish and thereafter (subject as provided in this Bye-law) maintain in accordance with the provisions of this Bye-law a reserve (the "Subscription Rights Reserve") the amount of which shall at no time be less than the sum which for the time being would be required to be capitalised and applied in paying up in full the nominal amount of the additional shares required to be issued and allotted credited as fully paid pursuant to sub- paragraph (c) below on the exercise in full of all the subscription rights outstanding and shall apply the Subscription Rights Reserve in paying up such additional shares in full as and when the same are allotted;

         (b) the Subscription Rights Reserve shall not be used for any purpose other than that specified above unless all other reserves of the Company (other than share premium account) have been extinguished and will then only be used to make good losses of the Company if and so far as is required by law;

         (c) upon the exercise of all or any of the subscription rights represented by any warrant, the relevant subscription rights shall be exercisable in respect of a nominal amount of shares equal to the amount in cash which the holder of such warrant is required to pay on exercise of the subscription rights represented thereby (or, as the case may be the relevant portion thereof in the event of a partial exercise of the subscription rights) and, in addition, there shall be allotted in respect of such subscription rights to the exercising warrant holder, credited as fully paid, such additional nominal amount of shares as is equal to the difference between:

                    (i) the said amount in cash which the holder of such warrant is required to pay on exercise of the subscription rights represented thereby (or, as the case may be, the relevant portion thereof in the event of a partial exercise of the subscription rights); and

                    (ii) the nominal amount of shares in respect of which such subscription rights would have been exercisable having regard to the provisions of the conditions of the warrants, had it been possible for such subscription rights to represent the right to subscribe for shares at less than par and immediately upon such exercise so much of the sum standing to the credit of the Subscription Rights Reserve as is required to pay up in full such additional nominal amount of shares shall be capitalised and applied in paying up in full such additional nominal amount of shares which shall forthwith be allotted credited as fully paid to the exercising warrant holders; and

         (d) if, upon the exercise of the subscription rights represented by any warrant, the amount standing to the credit of the Subscription Rights Reserve is not sufficient to pay up in full such additional nominal amount of shares equal to such difference as aforesaid to which the exercising warrant holder is entitled, the Board shall apply any profits or reserves then or thereafter becoming available (including, to the extent permitted by law, share premium account) for such purpose until such additional nominal amount of shares is paid up and allotted as aforesaid and until then no dividend or other distribution shall be paid or made on the fully paid shares of the Company then in issue. Pending such payment and allotment, the exercising warrant holder shall be issued by the Company with a certificate evidencing his right to the allotment of such additional nominal amount of shares. The rights represented by any such certificate shall be in registered form and shall be transferable in whole or in part in units of one share in the like manner as the shares for the time being are transferable, and the Company shall make such arrangements in relation to the maintenance of a register therefor and other matters in relation thereto as the Board may think fit and adequate particulars thereof shall be made known to each relevant exercising warrant holder upon the issue of such certificate.

         (2) Shares allotted pursuant to the provisions of this Bye-law shall rank pari passu in all respects with the other shares allotted on the relevant exercise of the subscription rights represented by the warrant concerned. Notwithstanding anything contained in paragraph (1) of this Bye-law, no fraction of any share shall be allotted on exercise of the subscription rights.

         (3) The provision of this Bye-law as to the establishment and maintenance of the Subscription Rights Reserve shall not be altered or added to in any way which would vary or abrogate, or which would have the effect of varying or abrogating the provisions for the benefit of any warrant holder or class of warrant holders under this Bye-law without the sanction of a special resolution of such warrant holders or class of warrant holders.

         (4) A certificate or report by the auditors for the time being of the Company as to whether or not the Subscription Rights Reserve is required to be established and maintained and if so the amount thereof so required to be established and maintained, as to the purposes for which the Subscription Rights Reserve has been used, as to the extent to which it has been used to make good losses of the Company, as to the additional nominal amount of shares required to be allotted to exercising warrant holders credited as fully paid, and as to any other matter concerning the Subscription Rights Reserve shall (in the absence of manifest error) be conclusive and binding upon the Company and all warrant holders and Members.

                               ACCOUNTING RECORDS

146. The Board shall cause true accounts to be kept of the sums of money received and expended by the Company, and the matters in respect of which such receipt and expenditure take place, and of the property, assets, credits and liabilities of the Company and of all other matters required by the Act or necessary to give a true and fair view of the Company's affairs and to explain its transactions.

147. The accounting records shall be kept at the Office or, subject to the Act, at such other place or places as the Board decides and shall always be open to inspection by the Directors of the Company. No Member (other than a Director of the Company) shall have any right of inspecting any accounting record or book or document of the Company except as conferred by law or authorised by the Board or the Company in general meeting.

148. Subject to the Act, a printed copy of the balance sheet and profit and loss account, including every document required by law to be annexed thereto, made up to the end of the applicable financial year and containing a summary of the assets and liabilities of the Company under convenient heads and a statement of income and expenditure, together with a copy of the Auditors' report, shall be sent to each person entitled thereto at least twenty-one (21) days before the date of the general meeting and laid before the Company in general meeting in accordance with the requirements of the Act provided that this Bye-law shall not require a copy of those documents to be sent to any person whose address the Company is not aware or to more than one of the joint holders of any shares or debentures.

                                      AUDIT

149. (1) Subject to the Act, at the annual general meeting or at a subsequent special general meeting in each year, the Members shall appoint an auditor to audit the accounts of the Company and such auditor shall hold office until the Members appoint another auditor. Such auditor may be a Member but no Director or officer or employee of the Company shall, during his continuance in office, be eligible to act as an auditor of the Company.

         (2) Subject to the Act, a person, other than a retiring Auditor, shall not be capable of being appointed Auditor at an annual general meeting unless notice in writing of an intention to nominate that person to the office of Auditor has been given not less than fourteen (14) days before the annual general meeting and furthermore, the Company shall send a copy of any such notice to the retiring Auditor.

         (3) The Members may, at any general meeting convened and held in accordance with these Bye-laws, by special resolution remove the Auditor at any time before the expiration of his term of office and shall by ordinary resolution at that meeting appoint another Auditor in his stead for the remainder of his term.

150. Subject to the Act, the accounts of the Company shall be audited a least once in every year.

151. The remuneration of the Auditor shall be fixed by the Company in general meeting or in such manner as the Members may determine.

152. If the office of auditor becomes vacant by the resignation or death of the Auditor, or by his becoming incapable of acting by reason of illness or other disability at a time when his services are required, the Directors shall as soon as practicable convene a special general meeting to fill the vacancy.

153. The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto; and he may call on the Directors or officers of the Company for any information in their possession relating to the books or affairs of the Company.

154. The statement of income and expenditure and the balance sheet provided for by these Bye-laws shall be examined by the Auditor and compared by him with the books, accounts and vouchers relating thereto; and he shall make a written report thereon stating whether such statement and balance sheet are drawn up so as to present fairly the financial position of the Company and the results of its operations for the period under review and, in case information shall have been called for from Directors or officers of the Company, whether the same has been furnished and has been satisfactory. The financial statements of the Company shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards and the report of the Auditor shall be submitted to the Members in general meeting. The generally accepted auditing standards referred to herein may be those of a country or jurisdiction other than Bermuda. If so, the financial statements and the report of the Auditor should disclose this fact and name such country or jurisdiction.

                                     NOTICES

155. Any Notice from the Company to a Member shall be given in writing or by cable, telex or facsimile transmission message and any such Notice and (where appropriate) any other document may be served or delivered by the Company on or to any Member either personally or by sending it through the post in a prepaid envelope addressed to such Member at his registered address as appearing in the Register or at any other address supplied by him to the Company for the purpose or, as the case may be, by transmitting it to any such address or transmitting it to any telex or facsimile transmission number supplied by him to the Company for the giving of Notice to him or which the person transmitting the notice reasonably and bona fide believes at the relevant time will result in the Notice being duly received by the Member or may also be served by advertisement in appointed newspapers (as defined in the Act) or in accordance with the requirements of any Designated Stock Exchange. In the case of joint holders of a share all notices shall be given to that one of the joint holders whose name stands first in the Register and notice so given shall be deemed a sufficient service on or delivery to all the joint holders.

156.     Any Notice or other document:

         (a) if served or delivered by post, shall be sent airmail where appropriate and shall be deemed to have been served or delivered on the day following that on which the envelope containing the same, properly prepaid and addressed, is put into the post; in proving such service or delivery it shall be sufficient to prove that the envelope or wrapper containing the notice or document was properly addressed and put into the post and a certificate in writing signed by the Secretary or other officer of the Company or other person appointed by the Board that the envelope or wrapper containing the notice or other document was so addressed and put into the post shall be conclusive evidence thereof; and

         (b) if served or delivered in any other manner contemplated by these Bye-laws, shall be deemed to have been served or delivered at the time of personal service or delivery or, as the case may be, at the time of the relevant despatch or transmission; and in proving such service or delivery a certificate in writing signed by the Secretary or other officer of the Company or other person appointed by the Board as to the fact and time of such service, delivery, despatch or transmission shall be conclusive evidence thereof.

157. (1) Any Notice or other document delivered or sent by post to or left at the registered address of any Member in pursuance of these Bye-laws shall, notwithstanding that such Member is then dead or bankrupt or that any other event has occurred, and whether or not the Company has notice of the death or bankruptcy or other event, be deemed to have been duly served or delivered in respect of any share registered in the name of such Member as sole or joint holder unless his name shall, at the time of the service or delivery of the notice or document, have been removed from the Register as the holder of the share, and such service or delivery shall for all purposes be deemed a sufficient service or delivery of such Notice or document on all persons interested (whether jointly with or as claiming through or under him) in the share.

         (2) A notice may be given by the Company to the person entitled to a share in consequence of the death, mental disorder or bankruptcy of a Member by sending it through the post in a prepaid letter, envelope or wrapper addressed to him by name, or by the title of representative of the deceased, or trustee of the bankrupt, or by any like description, at the address, if any, supplied for the purpose by the person claiming to be so entitled, or (until such an address has been so supplied) by giving the notice in any manner in which the same might have been given if the death, mental disorder or bankruptcy had not occurred.

         (3) Any person who by operation of law, transfer or other means whatsoever shall become entitled to any share shall be bound by every notice in respect of such share which prior to his name and address being entered on the Register shall have been duly given to the person from whom he derives his title to such share.

158. For the purposes of these Bye-laws, a cable or telex or facsimile transmission message purporting to come from a holder of shares or, as the case may be, a Director or alternate Director, or, in the case of a corporation which is a holder of shares from a director or the secretary thereof or a duly appointed attorney or duly authorised representative thereof for it and on its behalf, shall in the absence of express evidence to the contrary available to the person relying thereon at the relevant time be deemed to be a document or instrument in writing signed by such holder or Director or alternate Director in the terms in which it is received.

                                   WINDING UP

159.     (1)        The Board  shall have power in the name and on behalf of the
Company to present a petition to the court for the Company to be wound up.

         (2) A resolution that the Company be wound up by the court or be wound up voluntarily shall be a special resolution.

160. If the Company shall be wound up (whether the liquidation is voluntary or by the court) the liquidator may, with the authority of a special resolution and any other sanction required by the Act, divide among the Members in specie or kind the whole or any part of the assets of the Company and whether or not the assets shall consist of properties of one kind or shall consist of properties to be divided as aforesaid of different kinds, and may for such purpose set such value as he deems fair upon any one or more class or classes of property and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like authority, vest any part of the assets in trustees upon such trusts for the benefit of the Members as the liquidator with the like authority shall think fit, and the liquidation of the Company may be closed and the Company dissolved, but so that no contributory shall be compelled to accept any shares or other property in respect of which there is a liability.

                                    INDEMNITY

161. (1) The Directors, Secretary and other officers and each person who is or was or had agreed to become a Director or officer of the Company, and each such person who is or was serving or who had agreed to serve at the request of the Board of Directors or an officer of the Company as an employee or agent of the Company or as a Director, officer, employee or agent of another company, corporation, partnership, joint venture, trust or other enterprise and every Auditor for the time being of the Company and the liquidator or trustees (if any) for the time being acting in relation to any of the affairs of the Company and everyone of them, and every one of their heirs, executors, administrators and estates, shall be indemnified and secured harmless out of the assets and profits of the Company from and against all actions, costs, charges, losses, damages and expenses which they or any of them, their or any of their heirs, executors, administrators or estates, shall or may incur or sustain by or by reason of any act done, concurred in or omitted in or about the execution of their duty, or supposed duty, in their respective offices or trusts; and none of them shall be answerable for the acts, receipts, neglects or defaults of the other or others of them or for joining in any receipts for the sake of conformity, or for any bankers or other persons with whom any moneys or effects belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, or in relation thereto; PROVIDED THAT this indemnity shall not extend to any matter in respect of any fraud or dishonesty which may attach to any of said persons. Subject to the provisions of the Act and without limiting the generality or the effect of the foregoing, the Company may enter into one or more agreements with any person which provide for indemnification greater or different than that provided in this Bye-law. Any repeal or modification of this Bye-law shall not adversely affect any right or protection existing hereunder immediately prior to such repeal or modification.

         (2) Each Member and the Company agree to waive any claim or right of action he or it might have, whether individually or by or in the right of the Company, against any Director on account of any action taken by such Director, or the failure of such Director to take any action, in the performance of his duties, or supposed duties, with or for the Company; PROVIDED THAT such waiver shall not extend to any matter in respect of any fraud or dishonesty which may attach to such Director. Any repeal or modification of this Bye-law shall not adversely affect any right or protection of a Director of the Company existing immediately prior to such repeal or modification.

         ALTERATION OF BYE-LAWS & AMENDMENT TO MEMORANDUM OF ASSOCIATION

162. No Bye-law shall be rescinded, altered or amended and no new Bye-law shall be made until the same has been approved by a resolution of the Directors and confirmed by an ordinary resolution of the Members. A special resolution shall be required to alter the provisions of the memorandum of association or to change the name of the Company.

                              BUSINESS COMBINATIONS

163. (A) Any Business Combination shall require the approval of the Board and a special resolution of the Members notwithstanding the fact that no vote may be required, or that some lesser percentage may be specified, by law or the Memorandum of Association of the Company, by any other provision of these Bye-laws or otherwise.

         A proxy statement complying with the requirements of the United States Securities Exchange Act of 1934, as amended, shall have been mailed to all holders of shares carrying voting rights for the purpose of soliciting approval by the Members of such Business Combination. Such proxy statement shall contain at the front thereof, in a prominent place, any recommendations as to the advisability (or inadvisability) of the Business Combination which the Board may have furnished in writing and, if deemed advisable by the Board, an opinion of a reputable investment banking firm as to the adequacy (or inadequacy) of the terms of such Business Combination from the point of view of the holders of shares carrying voting rights other than any interested person (such investment banking firm to be selected by the Board to be furnished with all information it reasonably requests, and to be paid a reasonable fee for its services upon receipt by the Company of such opinion).

   (B) The Company, whether acting through the Directors or by its Members generally, shall have no power to propose or enter into any compromise or arrangement pursuant to the Act (i) in connection with any Business Combination or (ii) providing for any revocation, alteration or amendment of this Bye-law or any other amendment of its Memorandum of Association or these Bye-laws which could have the effect of modifying or circumventing this Bye-law. If the Directors shall submit an amalgamation agreement for approval to any meeting of the holders of shares of the Company or to the holders of shares of any class of the Company pursuant to the Act in connection with any Business Combination, then the requisite quorum for such meeting shall be ninety percent (90%) of all shares of the Company and/or of the class in question at the time in issue and entitled to vote.

164. (1) Except as permitted by paragraph (2) of this Bye-law, if at any time a person acquires or becomes the beneficial owner of any shares, or rights over shares, carrying voting rights in the Company which, alone or when aggregated with any shares or rights over shares which such person then already holds or of which such person is then already the beneficial owner, would carry notes which may be called at any general meetings in excess of the threshold, then such person shall not be entitled, in respect of that portion of any shares, or rights over shares, carrying voting rights in the Company held or beneficially owned by him in excess of the threshold, (i) to vote such shares at any general meeting of the Company either personally or by proxy or by his attorney or, if a company or a corporation, by its duly authorised representative or to exercise any other right conferred by shareholding in the Company in relation to general meetings of the Company as to which the record date or scheduled meeting date falls within a period of five (5) years from the date such person first acquired or became the beneficial owner of shares, or rights over shares, carrying voting rights in excess of the threshold, or (ii) to give any written consent with respect thereto for a period of five (5) years from the date such person first acquired or became the beneficial owner of shares, or rights over shares, carrying voting rights in excess of the threshold. For purposes of the foregoing sentence, no shares, or rights over shares, carrying voting rights in the Company held or beneficially owned by the Company or any of its subsidiaries shall be aggregated with such shares or rights over shares held or beneficially owned by any other person.

       (2) The restrictions contained in paragraph (1) of this Bye-law shall not apply to the Company or any of its subsidiaries or:

              (a) any person who, on May 1, 1997 holds or is the beneficial owner of shares, or rights over shares, carrying voting rights in excess of the threshold and continues at all times thereafter to hold or be the beneficial owner of shares, or rights over shares, carrying voting rights in excess of the threshold; or

              (b) to any person who holds or is the beneficial owner of shares, or rights over shares carrying voting rights in the Company if the acquisition by such person of such shares or rights over shares in excess of the threshold is approved prior to the threshold being exceeded (i) by a special resolution of the Members, or (ii) by resolution of the Board followed by a resolution passed by (i) in excess of fifty percent (50%) of the shares carrying voting rights in the Company not held or beneficially owned by any person holding shares or rights over shares with respect to which such vote is being taken, and (ii) in excess of fifty percent (50%) in number of the Members present in person or in the case of any Member being a corporation by its duly authorised representative or where proxies are allowed, by proxy.

       (3) The Company, whether acting through the Directors or by its Members generally, shall have no power to propose or enter into any compromise or arrangement pursuant to the Act providing for any revocation, alteration or amendment of this Bye-law or any other amendment of its Memorandum of Association or these Bye-laws which could have the effect of modifying or circumventing this Bye-law.

       (4) Nothing contained in this Bye-law shall be construed to relieve any interested person from any fiduciary obligation imposed by law.